Exhibit (4)(c)
__________________________________________________________________________
__________________________________________________________________________







      CONSUMERS ENERGY COMPANY
                 AND
      THE CHASE MANHATTAN BANK
               TRUSTEE
          _________________
              INDENTURE
    DATED AS OF FEBRUARY 1, 1998







__________________________________________________________________________
__________________________________________________________________________

    CROSS REFERENCE SHEET SHOWING THE LOCATION IN THE INDENTURE
         OF THE PROVISIONS INSERTED PURSUANT TO SECTIONS 310
THROUGH 318(a),INCLUSIVE, OF THE TRUST
                        INDENTURE ACT OF 1939

Trust Indenture Act                                     Indenture
      Section                                            Section

310 (a) (1) . . . . . . . . . . . . . . . . . . . . . . .  9.09
   (a) (2). . . . . . . . . . . . . . . . . . . . . . . .  9.09
   (a) (3). . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
   (a) (4). . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
   (a) (5). . . . . . . . . . . . . . . . . . . . . . . .  9.09
   (b). . . . . . . . . . . . . . . . . . . . . . . . . .  9.08
   (c). . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable

311 (a) . . . . . . . . . . . . . . . . . . . . . . . . .  9.14
   (b). . . . . . . . . . . . . . . . . . . . . . . . . .  9.14
   (c). . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable

312 (a) . . . . . . . . . . . . . . . . . . . . . . . . .7.01 and 7.02(a)
   (b). . . . . . . . . . . . . . . . . . . . . . . . . .7.02(b)
   (c). . . . . . . . . . . . . . . . . . . . . . . . . .7.02(c)

313 (a) . . . . . . . . . . . . . . . . . . . . . . . . .7.04(a)
   (b). . . . . . . . . . . . . . . . . . . . . . . . . .7.04(b)
   (c). . . . . . . . . . . . . . . . . . . . . . . . . .7.04(d)
   (d). . . . . . . . . . . . . . . . . . . . . . . . . .7.04(c)

314 (a) . . . . . . . . . . . . . . . . . . . . . . . . .7.03 and 6.06
   (b). . . . . . . . . . . . . . . . . . . . . . . . . .  6.05
   (c) (1). . . . . . . . . . . . . . . . . . . . . . . .1.03 and 15.05
   (c) (2). . . . . . . . . . . . . . . . . . . . . . . .1.03 and 15.05
   (c) (3). . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
   (d). . . . . . . . . . . . . . . . . . . . . . . . . .1.03 and 4.06
   (e). . . . . . . . . . . . . . . . . . . . . . . . . .15.05(b)
   (f). . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable

315 (a) . . . . . . . . . . . . . . . . . . . . . . . . .  9.01
   (b). . . . . . . . . . . . . . . . . . . . . . . . . .  8.08
   (c). . . . . . . . . . . . . . . . . . . . . . . . . .9.01(a)
   (d). . . . . . . . . . . . . . . . . . . . . . . . . .9.01(b)
   (e). . . . . . . . . . . . . . . . . . . . . . . . . .  8.09

316 (a) . . . . . . . . . . . . . . . . . . . . . . . . .8.07 and 10.04
   (b). . . . . . . . . . . . . . . . . . . . . . . . . .8.04(b) and 13.02
   (c). . . . . . . . . . . . . . . . . . . . . . . . . . 10.06

317 (a) (1) . . . . . . . . . . . . . . . . . . . . . . .8.02(b)
   (a) (2). . . . . . . . . . . . . . . . . . . . . . . .8.02(c)
   (b). . . . . . . . . . . . . . . . . . . . . . . . . .5.02 and 6.04

318 (a) . . . . . . . . . . . . . . . . . . . . . . . . . 15.07
-------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
                          TABLE OF CONTENTS
                                                                 Page

                             ARTICLE I

                             DEFINITIONS

Section 1.01  General . . . . . . . . . . . . . . . . . . . . .    1
Section 1.02  Trust Indenture Act . . . . . . . . . . . . . . .    1
Section 1.03  Definitions . . . . . . . . . . . . . . . . . . .    2


                             ARTICLE II

              FORM, ISSUE, EXECUTION, REGISTRATION AND
                          EXCHANGE OF NOTES

Section 2.01  Form Generally. . . . . . . . . . . . . . . . . .    9
Section 2.02  Form Of Trustee's Certificate Of Authentication .    9
Section 2.03  Amount Unlimited. . . . . . . . . . . . . . . . .    9
Section 2.04  Denominations, Dates, Interest Payment And Record
              Dates . . . . . . . . . . . . . . . . . . . . . .   10
Section 2.05  Execution, Authentication, Delivery And Dating. .   11
Section 2.06  Exchange And Registration Of Transfer Of Notes. .   14
Section 2.07  Mutilated, Destroyed, Lost Or Stolen Notes. . . .   15
Section 2.08  Temporary Notes.. . . . . . . . . . . . . . . . .   16
Section 2.09  Cancellation Of Notes Paid, Etc.. . . . . . . . .   17
Section 2.10  Interest Rights Preserved.. . . . . . . . . . . .   17
Section 2.11  Special Record Date.. . . . . . . . . . . . . . .   17
Section 2.12  Payment Of Notes. . . . . . . . . . . . . . . . .   17
Section 2.13  Notes Issuable In The Form Of A Global Note.. . .   18


                            ARTICLE III

                         REDEMPTION OF NOTES

Section 3.01  Applicability Of Article. . . . . . . . . . . . .   21
Section 3.02  Notice Of Redemption; Selection Of Notes. . . . .   21
Section 3.03  Payment Of Notes On Redemption; Deposit Of
              Redemption Price. . . . . . . . . . . . . . . . .   22


                             ARTICLE IV

                  SENIOR NOTE FIRST MORTGAGE BONDS

Section 4.01  Delivery Of Initial Series Of Senior Note
              First Mortgage Bonds. . . . . . . . . . . . . . .   23
Section 4.02  Receipt.. . . . . . . . . . . . . . . . . . . . .   24
Section 4.03  Senior Note First Mortgage Bonds Held By
              The Trustee.. . . . . . . . . . . . . . . . . . .   24
Section 4.04  No Transfer Of Senior Note First Mortgage
              Bonds; Exceptions.. . . . . . . . . . . . . . . .   24
Section 4.05  Delivery To The Company Of All Senior Note
              First Mortgage Bonds. . . . . . . . . . . . . . .   24
Section 4.06  Fair Value Certificate. . . . . . . . . . . . . .   25
Section 4.07  Further Assurances. . . . . . . . . . . . . . . .   26
Section 4.08  Exchange And Surrender Of Senior Note
              First Mortgage Bonds. . . . . . . . . . . . . . .   26
Section 4.09  Acceptance Of Additional Senior Note First
              Mortgage Bonds. . . . . . . . . . . . . . . . . .   27
Section 4.10  Terms Of Senior Note First Mortgage Bonds.. . . .   27
Section 4.11  Senior Note First Mortgage Bonds As Security
              For Notes.. . . . . . . . . . . . . . . . . . . .   27


                             ARTICLE V

            SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS

Section 5.01  Satisfaction And Discharge. . . . . . . . . . . .   28
Section 5.02  Deposited Moneys To Be Held In Trust By Trustee..   30
Section 5.03  Paying Agent To Repay Moneys Held.. . . . . . . .   30
Section 5.04  Return Of Unclaimed Moneys. . . . . . . . . . . .   30


                             ARTICLE VI

                 PARTICULAR COVENANTS OF THE COMPANY

Section 6.01  Payment Of Principal And Interest.. . . . . . . .   30
Section 6.02  Offices For Payments, Etc.. . . . . . . . . . . .   30
Section 6.03  Appointment To Fill A Vacancy In Office
              Of Trustee. . . . . . . . . . . . . . . . . . . .   31
Section 6.04  Provision As To Paying Agent. . . . . . . . . . .   31
Section 6.05  Opinions Of Counsel.. . . . . . . . . . . . . . .   32
Section 6.06  Certificates And Notice To Trustee. . . . . . . .   33
Section 6.07  Restrictions On Liens.. . . . . . . . . . . . . .   33
Section 6.08  Restrictions On Sale And Lease-Back
              Transactions. . . . . . . . . . . . . . . . . . .   35
Section 6.09  Corporate Existence.. . . . . . . . . . . . . . .   35


                            ARTICLE VII

                   NOTEHOLDER LISTS AND REPORTS BY
                     THE COMPANY AND THE TRUSTEE

Section 7.01  Company To Furnish Noteholder Lists.. . . . . . .   36
Section 7.02  Preservation and Disclosure of Noteholder Lists..   36
Section 7.03  Reports By The Company. . . . . . . . . . . . . .   37
Section 7.04  Reports By The Trustee. . . . . . . . . . . . . .   38


                            ARTICLE VIII

              REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                        ON EVENTS OF DEFAULT

Section 8.01  Events Of Default.. . . . . . . . . . . . . . . .   39
Section 8.02  Collection Of Indebtedness By Trustee;
              Trustee May Prove Debt. . . . . . . . . . . . . .   41
Section 8.03  Application Of Proceeds.. . . . . . . . . . . . .   43
Section 8.04  Limitations On Suits By Noteholders.. . . . . . .   44
Section 8.05  Suits For Enforcement.. . . . . . . . . . . . . .   44
Section 8.06  Powers And Remedies Cumulative; Delay Or
              Omission Not Waiver Of Default. . . . . . . . . .   44
Section 8.07  Direction of Proceedings and Waiver of
              Defaults By Majority of Noteholders.. . . . . . .   45
Section 8.08  Notice of Default.. . . . . . . . . . . . . . . .   45
Section 8.09  Undertaking To Pay Costs. . . . . . . . . . . . .   46
Section 8.10  Restoration of Rights on Abandonment of
              Proceedings.. . . . . . . . . . . . . . . . . . .   46
Section 8.11  Defaults Under The First Mortgage.. . . . . . . .   46
Section 8.12  Waiver of Usury, Stay or Extension Laws.. . . . .   46

                             ARTICLE IX

                       CONCERNING THE TRUSTEE

Section 9.01  Duties and Responsibilities of Trustee. . . . . .   47
Section 9.02  Reliance on Documents, Opinions, Etc. . . . . . .   48
Section 9.03  No Responsibility For Recitals, Etc.. . . . . . .   49
Section 9.04  Trustee, Authenticating Agent, Paying
              Agent Or Registrar May Own Notes. . . . . . . . .   49
Section 9.05  Moneys To Be Held In Trust. . . . . . . . . . . .   49
Section 9.06  Compensation And Expenses Of Trustee. . . . . . .   49
Section 9.07  Officers' Certificate As Evidence.. . . . . . . .   50
Section 9.08  Conflicting Interest Of Trustee.. . . . . . . . .   50
Section 9.09  Existence And Eligibility Of Trustee. . . . . . .   50
Section 9.10  Resignation Or Removal Of Trustee.. . . . . . . .   50
Section 9.11  Appointment Of Successor Trustee. . . . . . . . .   51
Section 9.12  Acceptance By Successor Trustee.. . . . . . . . .   52
Section 9.13  Succession By Merger, Etc.. . . . . . . . . . . .   52
Section 9.14  Limitations On Rights Of Trustee As A Creditor. .   53
Section 9.15  Authenticating Agent. . . . . . . . . . . . . . .   53


                             ARTICLE X

                     CONCERNING THE NOTEHOLDERS

Section 10.01 Action By Noteholders.. . . . . . . . . . . . . .   54
Section 10.02 Proof Of Execution By Noteholders.. . . . . . . .   54
Section 10.03 Persons Deemed Absolute Owners. . . . . . . . . .   54
Section 10.04 Company-Owned Notes Disregarded.. . . . . . . . .   54
Section 10.05 Revocation Of Consents; Future Holders Bound. . .   55
Section 10.06 Record Date For Noteholder Acts.. . . . . . . . .   55


                             ARTICLE XI

                        NOTEHOLDERS' MEETING

Section 11.01 Purposes Of Meetings. . . . . . . . . . . . . . .   56
Section 11.02 Call Of Meetings By Trustee.. . . . . . . . . . .   56
Section 11.03 Call Of Meetings By Company Or Noteholders. . . .   56
Section 11.04 Qualifications For Voting.. . . . . . . . . . . .   56
Section 11.05 Regulations.. . . . . . . . . . . . . . . . . . .   57
Section 11.06 Voting. . . . . . . . . . . . . . . . . . . . . .   57
Section 11.07 Rights Of Trustee Or Noteholders Not Delayed. . .   58

                            ARTICLE XII

         CONSOLIDATION, MERGER, SALE, TRANSFER OR CONVEYANCE

Section 12.01 Company May Consolidate, Etc. Only On
              Certain Terms.. . . . . . . . . . . . . . . . . .   58
Section 12.02 Successor Corporation Substituted.. . . . . . . .   59


                            ARTICLE XIII

                       SUPPLEMENTAL INDENTURES

Section 13.01 Supplemental Indentures Without Consent
              Of Noteholders. . . . . . . . . . . . . . . . . .   59
Section 13.02 Supplemental Indentures With Consent Of
              Noteholders.. . . . . . . . . . . . . . . . . . .   61
Section 13.03 Compliance With Trust Indenture Act;
              Effect Of Supplemental Indentures.. . . . . . . .   62
Section 13.04 Notation On Notes.. . . . . . . . . . . . . . . .   62
Section 13.05 Evidence Of Compliance Of Supplemental
              Indenture To Be Furnished Trustee.. . . . . . . .   62


                             ARTICLE XIV

                     IMMUNITY OF INCORPORATORS,
                STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 14.01 Indenture And Notes Solely Corporate
              Obligations.. . . . . . . . . . . . . . . . . . .   63


                             ARTICLE XV

                      MISCELLANEOUS PROVISIONS

Section 15.01 Provisions Binding On Company's Successors. . . .   63
Section 15.02 Official Acts By Successor Corporation. . . . . .   63
Section 15.03 Notices.. . . . . . . . . . . . . . . . . . . . .   63
Section 15.04 Governing Law.. . . . . . . . . . . . . . . . . .   64
Section 15.05 Evidence Of Compliance With Conditions
              Precedent.. . . . . . . . . . . . . . . . . . . .   64
Section 15.06 Business Days.. . . . . . . . . . . . . . . . . .   65
Section 15.07 Trust Indenture Act To Control. . . . . . . . . .   65
Section 15.08 Table Of Contents, Headings, Etc. . . . . . . . .   65
Section 15.09 Execution In Counterparts.. . . . . . . . . . . .   65
Section 15.10 Manner Of Mailing Notice To Noteholders.. . . . .   66
Section 15.11 Approval By Trustee Of Expert Or Counsel. . . . .   66


EXHIBIT A     - Form of Global Note Prior to Release Date . . .  A-1
EXHIBIT B     - Form of Note Prior to Release Date. . . . . . .  B-1
EXHIBIT C     - Form of Global Note Following Release Date. . .  C-1
EXHIBIT D     - Form of Note Following Release Date . . . . . .  D-1
EXHIBIT E     - Modifications of First Mortgage . . . . . . . .  E-1

      THIS INDENTURE, dated as of February 1, 1998, between CONSUMERS ENERGY COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "COMPANY"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (the "TRUSTEE").

                             WITNESSETH

      WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Senior Notes (the "NOTES"), to be issued as in this Indenture provided;

      WHEREAS, subject to the provisions of Section 4.11 hereof, the Company has issued a series of Senior Note First Mortgage Bonds (as hereinafter defined) and has delivered such series to the Trustee to hold in trust for the benefit of the respective Holders (as hereinafter defined) from time to time of the Notes, and, subject to the terms and provisions hereof, the Company may deliver additional Senior Note First Mortgage Bonds to the Trustee for such purpose or require the Trustee to deliver to the Company, for cancellation, any and all Senior Note First Mortgage Bonds held by the Trustee;

      AND WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized;

      NOW THEREFORE, THIS INDENTURE WITNESSETH:

      That in order to declare the terms and conditions upon which the Notes are, and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Notes by the Holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of this Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:


                              ARTICLE I

                             DEFINITIONS

          Section 1.01 GENERAL. The terms defined in this Article I (whether or not capitalized and except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Article I.

          Section 1.02 TRUST INDENTURE ACT.  (a)  Whenever this
Indenture refers to a provision of the Trust Indenture Act of 1939 (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture.

              (b) Unless otherwise indicated, all terms used in this Indenture that are defined by the TIA, defined by the TIA by reference to another statute or defined by a rule of the Commission under the TIA shall have the meanings assigned to them in the TIA or such statute or rule as in force on the date of execution of this Indenture.

          Section 1.03 DEFINITIONS. For purposes of this Indenture, the following terms shall have the following meanings.

          "AUTHENTICATING AGENT" shall mean any agent of the Trustee which shall be appointed and acting pursuant to Section 9.15 hereof.

          "AUTHORIZED AGENT" shall mean any agent of the Company designated as such by an Officers' Certificate delivered to the Trustee.

          "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company or the Executive Committee of such Board or any other duly authorized committee of such Board.

          "BOARD RESOLUTION" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, or in the city where the corporate trust office of the Trustee is located, are obligated or authorized by law or executive order to close.

          "CAPITAL LEASE" shall mean any lease which has been or would be capitalized on the books of the lessee in accordance with GAAP.

          "CAPITALIZATION" shall mean the total of all the following items appearing on, or included in, the consolidated balance sheet of the
Company: (i) liabilities for indebtedness maturing more than twelve (12) months from the date of determination; and (ii) common stock, preferred stock, Hybrid Preferred Securities, premium on capital stock, capital surplus, capital in excess of par value, and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of capital stock of the Company held in its treasury. Subject to the foregoing, Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by independent accountants regularly retained by the Company, and may be determined as of a date not more than sixty (60) days prior to the happening of an event for which such determination is being made.

          "COMMISSION" shall mean the United States Securities and Exchange Commission, or if at any time hereafter the Commission is not existing or performing the duties now assigned to it under the TIA, then the body performing such duties.

          "COMPANY" shall mean the corporation named as the "Company" in the first paragraph of this Indenture, and its successors and assigns permitted hereunder.

          "COMPANY ORDER" shall mean a written order signed in the name of the Company by one of the Chairman, the President, any Vice President (whether or not designated by a number or numbers or a void or words added before or after the title "Vice President"), the Treasurer or an Assistant Treasurer, of the Company, and delivered to the Trustee. At the Company's option, a Company Order may take the form of a supplemental indenture to this Indenture.

          "CONSOLIDATED SUBSIDIARY" shall mean any Subsidiary whose accounts are or are required to be consolidated with the accounts of the Company in accordance with GAAP.

          "CORPORATE TRUST OFFICE OF THE TRUSTEE", or other similar term, shall mean the corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office is at the date of the execution of this Indenture located at 450 W. 33rd Street, 15th Floor, New York, New York, 10001.

          "DEBT" shall mean any outstanding debt for money borrowed evidenced by notes, debentures, bonds, or other securities, or guarantees of any thereof.

          "DEPOSITARY" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.05 hereof, The Depository Trust Company, New York, New York, or any successor thereto registered and qualified as a clearing agency under the Securities Exchange Act of 1934, or other applicable statute or regulation.

          "EVENT OF DEFAULT" shall mean any event specified in Section
8.01 hereof, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

          "EXPERT" shall mean any officer of the Company familiar with the terms of the First Mortgage and this Indenture, any law firm, any investment banking firm, or any other Person, satisfactory in the reasonable judgment of the Trustee.

          "FIRST MORTGAGE" shall mean the Indenture, dated as of September 1, 1945 from the Company to The Chase Manhattan Bank, as successor trustee to City Bank Farmers Trust Company, as supplemented and amended from time to time.

          "FIRST MORTGAGE BONDS" shall mean all first mortgage bonds issued by the Company and outstanding under the First Mortgage, other than Senior Note First Mortgage Bonds.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the date hereof, applied on a basis consistent with those used in the preparation of any financial statements referred to herein, unless otherwise stated herein.

          "GLOBAL NOTE" shall mean a Note that, pursuant to Section 2.05 hereof, is issued to evidence Notes, that is delivered to the Depositary or pursuant to the instructions of the Depositary and that shall be registered in the name of the Depositary or its nominee.

          "HYBRID PREFERRED SECURITIES" shall mean any preferred securities issued by a Hybrid Preferred Securities Subsidiary, where such preferred securities have the following characteristics:

                   (i) such Hybrid Preferred Securities Subsidiary lends substantially all of the proceeds from the issuance of such preferred securities to the Company in exchange for Junior Subordinated Indebtedness issued by the Company;

                   (ii)  such preferred securities contain terms
          providing for the deferral of interest payments corresponding to provisions providing for the deferral of interest payments on the Junior Subordinated Indebtedness; and

                   (iii) the Company makes periodic interest payments on the Junior Subordinated Indebtedness, which interest payments are in turn used by the Hybrid Preferred Securities Subsidiary to make corresponding payments to the holders of the preferred securities.

           "HYBRID PREFERRED SECURITIES SUBSIDIARY" shall mean any business trust (or similar entity) (i) all of the common equity interest of which is owned (either directly or indirectly through one or more wholly-owned Subsidiaries of the Company or any Consolidated Subsidiary of the Company) at all times by the Company, (ii) that has been formed for the purpose of issuing Hybrid Preferred Securities and (iii) substantially all of the assets of which consist at all times solely of Junior Subordinated Indebtedness issued by the Company and payments made from time to time on such Junior Subordinated Indebtedness.

          "INDENTURE" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

          "INTEREST PAYMENT DATE" shall mean (a) each date designated as such for the payment of interest on a Note specified in a Company Order pursuant to Section 2.05 hereof, (provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the respective Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record
Date), (b) a date of maturity of such Note and (c) only with respect to defaulted interest on such Note, the date established by the Trustee for the payment of such defaulted interest pursuant to Section 2.11 hereof.

          "JUNIOR SUBORDINATED INDEBTEDNESS" shall mean any unsecured Debt of the Company (i) issued in exchange for the proceeds of Hybrid Preferred Securities and (ii) subordinated to the rights of the Holders hereunder.

          "LIEN" shall mean any mortgage, security interest, pledge or lien.

          "MATURITY," when used with respect to any Note, shall mean the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the stated maturity thereof or by declaration of acceleration, redemption or otherwise.

          "MORTGAGE TRUSTEE" shall mean the Person serving as trustee at the time under the First Mortgage.

          "NET TANGIBLE ASSETS" shall mean the amount shown as total assets on the consolidated balance sheet of the Company, less the following: (i) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents, and unamortized debt discount and expense and (ii) appropriate adjustments, if any, on account of minority interests. Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by the independent accountants regularly retained by the Company, and may be determined as of a date not more than sixty (60) days prior to the happening of the event for which such determination is being made.

          "NOTE" or "NOTES" shall mean any Note or Notes, as the case may be, authenticated and delivered under this Indenture, including any Global Note.

          "NOTEHOLDER", "HOLDER OF NOTES" or "HOLDER" shall mean any Person in whose name at the time a particular Note is registered on the books of the Trustee kept for that purpose in accordance with the terms hereof.

          "OFFICERS' CERTIFICATE" when used with respect to the Company, shall mean a certificate signed by one of the Chairman, the President, any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), and by the Chief Financial Officer, Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company; provided, that no individual shall be entitled to sign in more than one capacity.

          "OPERATING PROPERTY" shall mean (i) any interest in real property owned by the Company and (ii) any asset owned by the Company that is depreciable in accordance with GAAP, excluding, in either case, any interest of the Company as lessee under a Capital Lease (except for a lease that results from a Sale and Lease-Back Transaction).

          "OPINION OF COUNSEL" shall mean an opinion in writing signed by legal counsel, who may be an employee of the Company, meeting the applicable requirements of Section 15.05 hereof. If the Indenture requires the delivery of an Opinion of Counsel to the Trustee, the text and substance of which has been previously delivered to the Trustee, the Company may satisfy such requirement by the delivery by the legal counsel that delivered such previous Opinion of Counsel of a letter to the Trustee to the effect that the Trustee may rely on such previous Opinion of Counsel as if such Opinion of Counsel was dated and delivered the date delivery of such Opinion of Counsel is required. Any Opinion of Counsel may contain reasonable conditions and qualifications satisfactory to the Trustee.

          "OPINION OF INDEPENDENT COUNSEL" shall mean an opinion in writing signed by legal counsel, who shall not be an employee of the Company, meeting the applicable requirements of Section 15.05. Any Opinion of Independent Counsel may contain conditions and qualifications satisfactory to the Trustee.

          "ORIGINAL ISSUE DATE" shall mean for a Note, or portions thereof, the date upon which it, or such portion, was issued by the Company pursuant to this Indenture and authenticated by the Trustee (other than in connection with a transfer, exchange or substitution).

          "OUTSTANDING", when used with reference to Notes, shall, subject to Section 10.04 hereof, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

              (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

              (b) Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company), provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article III, or provisions satisfactory to the Trustee shall have been made for giving such notice;

              (c) Notes, or portions thereof, that have been paid and discharged or are deemed to have been paid and discharged pursuant to the provisions of this Indenture; and

              (d) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered, or which have been paid, pursuant to Section 2.07 hereof.

          "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agent or political subdivision thereof.

          "PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY" shall mean 212 West Michigan Avenue, Jackson, Michigan, 49201, or such other place where the main corporate offices of the Company are located as designated in writing to the Trustee by an Authorized Agent.

          "REGISTRATION RIGHTS AGREEMENT" shall mean the registration rights agreement by and among the Company, Morgan Stanley & Co.
Incorporated, Salomon Brothers Inc., BancAmerica Robertson Stephens and Goldman, Sachs & Co. dated as of February 13, 1998.

          "REGULAR RECORD DATE" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.05, for an Interest Payment Date for a particular Note (a) the fifteenth day of the calendar month next preceding each Interest Payment Date (unless the Interest Payment Date is the date of maturity of such Note, in which event, the Regular Record Date shall be as described in clause (b) hereof) and (b) the date of maturity of such Note.

          "RELATED SERIES OF NOTES" shall mean, when used in reference to the First Mortgage Bonds, Senior Notes Series A, the Company's Senior Notes, 6?% Due 2008 Series A (and any Senior Notes issued in exchange thereof pursuant to the Registration Rights Agreement) and, when used in reference to another series of Senior Note First Mortgage Bonds, shall mean the series of Notes in respect of which such series of Senior Note First Mortgage Bonds were delivered to the Trustee pursuant to Section
4.09 hereof upon the initial authentication and issuance of such series of Notes pursuant to Section 2.05 hereof.

          "RELATED SERIES OF SENIOR NOTE FIRST MORTGAGE BONDS" shall mean, when used in reference to the Company's Senior Notes, 6?% Due 2008 Series A (and any Senior Notes issued in exchange thereof pursuant to the Registration Rights Agreement), the First Mortgage Bonds, Senior Notes Series A, and, when used in reference to any other series of Notes, shall mean the series of Senior Note First Mortgage Bonds delivered to the Trustee pursuant to Section 4.09 hereof in connection with the initial authentication and issuance of such series of Notes pursuant to Section
2.05 hereof.

          "RELEASE DATE" shall mean the date as of which all First Mortgage Bonds have been retired through payment, redemption, or otherwise at, before or after the maturity thereof.

          "RESPONSIBLE OFFICER" or "RESPONSIBLE OFFICERS" when used with respect to the Trustee shall mean one or more of the following: the chairman of the board of directors, the vice chairman of the board of directors, the chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "Vice President"), the secretary, the treasurer, any trust officer, any assistant trust officer, any second or assistant vice president, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "SALE AND LEASE-BACK TRANSACTION" shall mean any arrangement with any Person providing for the leasing to the Company of any Operating Property (except for leases for a term, including any renewal thereof, of not more than forty-eight (48) months), which Operating Property has been or is to be sold or transferred by the Company to such Person; provided, however, Sale and Lease-back Transaction shall not include any arrangement first entered into prior to the date of this Indenture.

          "SENIOR NOTE FIRST MORTGAGE BONDS" shall mean the First
Mortgage Bonds, Senior Note Series A issued by the Company pursuant to the 70th Supplemental Trust Indenture to the First Mortgage dated as of February 1, 1998 and any other first mortgage bonds issued by the Company under the First Mortgage pursuant to supplemental indentures to the First Mortgage and delivered to the Trustee pursuant to Section 4.09 hereof.

          "SPECIAL RECORD DATE" shall mean, with respect to any Note, the date established by the Trustee in connection with the payment of defaulted interest on such Note pursuant to Section 2.11 hereof.

          "STATED MATURITY" shall mean with respect to any Note, the last date on which principal on such Note becomes due and payable as therein or herein provided, other than by declaration of acceleration or by redemption.

          "SUBSIDIARY" shall mean, as to any Person, any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other Persons performing similar functions are at the time owned directly or indirectly by such Person.

          "TRUSTEE" shall mean The Chase Manhattan Bank and, subject to
Article IX, shall also include any successor Trustee.

          "U.S. GOVERNMENT OBLIGATIONS" shall mean (i) direct non-callable obligations of, or non-callable obligations guaranteed as to timely payment of principal and interest by, the United States of America or obligations of a person controlled or supervised by and acting as an agency or instrumentality thereof for the payment of which obligations or guarantee the full faith and credit of the United States is pledged or
(ii) certificates or receipts representing direct ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (i) above, which obligations are held by a custodian in safekeeping in a manner satisfactory to the Trustee.

          "VALUE" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of
(i) the net proceeds to the Company from the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (ii) the net book value of such property, as determined in accordance with generally accepted accounting principles by the Company at the time of entering into such Sale and Lease-Back Transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease that is part of such Sale and Lease-Back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of such term, without regard, in any case, to any renewal or extension options contained in such lease.



                             ARTICLE II

              FORM, ISSUE, EXECUTION, REGISTRATION AND
                          EXCHANGE OF NOTES

          Section 2.01 FORM GENERALLY.

              (a) If the Notes are in the form of a Global Note they shall be in substantially the form set forth in Exhibit A (or, following the Release Date, Exhibit C) to this Indenture, and, if the Notes are not in the form of a Global Note, they shall be in substantially the form set forth in Exhibit B (or, following the Release Date, Exhibit D) to this Indenture, or, in any case, in such other form as shall be established by a Board Resolution, or a Company Order pursuant to a Board Resolution, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable rules of any securities exchange or of the Depositary or with applicable law or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.

              (b) The definitive Notes shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          Section 2.02 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication on all Notes shall be in substantially the following form:

               Trustee's Certificate of Authentication

          This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

                                The Chase Manhattan Bank,
                                As Trustee


                                By:___________________________
                                       Authorized Officer

          Section 2.03 AMOUNT UNLIMITED. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited, subject to compliance with the provisions of this Indenture.

          Section 2.04 DENOMINATIONS, DATES, INTEREST PAYMENT AND
RECORD DATES.

              (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof or such other amount or amounts as may be authorized by the Board of Directors or a Company Order pursuant to a Board Resolution or in one or more indentures supplemental hereto; provided, that the principal amount of a Global Note shall not exceed $200,000,000 unless otherwise permitted by the Depositary.

              (b) Each Note shall be dated and issued as of the date of its authentication by the Trustee, and shall bear an Original Issue Date; each Note issued upon transfer, exchange or substitution of a Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note, subject to the provisions of Section 2.13(e) hereof.

              (c) Each Note shall bear interest from the later of (1) its Original Issue Date or the date specified in such Note or (2) the most recent date to which interest has been paid or duly provided for with respect to such Note until the principal of such Note is paid or made available for payment, and interest on each Note shall be payable on each Interest Payment Date after the Original Issue Date.

              (d) Each Note shall mature on a stated maturity specified in the Note. The principal amount of each outstanding Note shall be payable on the maturity date or dates specified therein.

              (e) Unless otherwise specified in a Company Order pursuant to Section 2.05 hereof, interest on each of the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months and shall be computed at a fixed rate until the maturity of such Notes. The method of computing interest on any Notes not bearing a fixed rate of interest shall be set forth in a Company Order pursuant to Section 2.05 hereof. Unless otherwise specified in a Company Order pursuant to Section
2.05 hereof, principal, interest and premium on the Notes shall be payable in the currency of the United States.

              (f) Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Regular Record Date or Special Record Date with respect to an Interest Payment Date for such Note shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Regular Record Date or Special Record Date and prior to such Interest Payment Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable.

              (g) So long as the Trustee is the registrar and paying agent, the Trustee shall, as soon as practicable but no later than the Regular Record Date preceding each applicable Interest Payment Date, provide to the Company a list of the principal, interest and premium to be paid on Notes on such Interest Payment Date. The Trustee shall assume responsibility for withholding taxes on interest paid as required by law except with respect to any Global Note.

          Section 2.05 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

              (a) The Notes shall be executed on behalf of the Company by one of its Chairman, President, any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), its Treasurer or an Assistant Treasurer of the Company and attested by the Secretary or an Assistant Secretary of the Company. The signature of any of these officers on the Notes may be manual or facsimile. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Note that has been duly authenticated and delivered by the Trustee.

              (b) Notes bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

              (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with or preceded by one or more Company Orders for the authentication and delivery of such Notes, and the Trustee in accordance with any such Company Order shall authenticate and make available for delivery such Notes. The Notes shall be issued in series. Such Company Order shall specify the following with respect to each series of Notes: (i) any limitations on the aggregate principal amount of the Notes to be issued as part of such series, (ii) the Original Issue Date for such series, (iii) the stated maturity or maturities of Notes of such series, (iv) the interest rate or rates, or method of calculation of such rate or rates, for such series and the date from which such interest will accrue, (v) the terms, if any, regarding the optional or mandatory redemption of such series, including redemption date or dates of such series, if any, and the price or prices applicable to such redemption, (vi) whether or not the Notes of such series shall be issued in whole or in part in the form of a Global Note and, if so, the Depositary for such Global Note, (vii) the designation of such series,
(viii) if the form of the Notes of such series is not as described in Exhibit A, Exhibit B, Exhibit C or Exhibit D hereto, the form of the Notes of such series, (ix) the maximum annual interest rate, if any, of the Notes permitted for such series, (x) any other information necessary to complete the Notes of such series, (xi) if prior to the Release Date, the designation of the Related Series of Senior Note First Mortgage Bonds being delivered to the Trustee in connection with the issuance of such series of Notes, (xii) the establishment of any office or agency pursuant to Section 6.02 hereof, and (xiii) any other terms of such series not inconsistent with this Indenture. Prior to authenticating Notes of any series, and in accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall receive from the Company the following at or before the issuance of the initial Note of such series of Notes, and (subject to Section 9.01 hereof) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked prior to such issuance:

                   (1) A Board Resolution authorizing such Company
              Order or Orders and, if the form of Notes is established by a Board Resolution or a Company Order pursuant to a Board Resolution, a copy of such Board Resolution;

                   (2) At the option of the Company, either an Opinion
              of Counsel or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, stating substantially the following subject to customary qualifications and exceptions:

                       (A) if the form of Notes has been established
                   by or pursuant to a Board Resolution, a Company Order pursuant to a Board Resolution, or in a supplemental indenture as permitted by Section 2.01 hereof, that such form has been established in conformity with this Indenture;
                       (B) that the Indenture has been duly
                   authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws of general application relating to or affecting the enforcement of creditors, the application of general principles of equity (regardless of whether such application is made in a proceeding at law or in equity) and by an implied covenant of good faith and fair dealing and except as enforcement of provisions of the Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in the Indenture;

                       (C) if prior to the Release Date, that the
                   Related Series of Senior Note First Mortgage Bonds being delivered to the Trustee in connection with the issuance of such series of Notes have been duly authorized, executed and delivered, and that such Senior Note First Mortgage Bonds are valid and binding obligations of the Company, enforceable in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws of general application relating to or affecting the enforcement of creditors and the application of general principles of equity (regardless of whether such application is made in a proceeding at law or in equity) and by an implied covenant of good faith and fair dealing and except as enforcement of provisions thereof may be limited by state laws affecting the remedies for the enforcement of the security provided for in the First Mortgage; and that such Senior Note First Mortgage Bonds are entitled to the benefit of the First Mortgage, equally and ratably, with all First Mortgage Bonds and other Senior Note First Mortgage Bonds (if any) outstanding thereunder, except as to sinking fund provisions;

                       (D) that the Indenture and, if prior to the
                   Release Date, the First Mortgage are qualified to the extent necessary under the TIA;

                       (E) that such Notes have been duly authorized
                   and executed by the Company, and when authenticated by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws of general application relating to or affecting the enforcement of creditors, the application of general principles of equity (regardless of whether such application is made in a proceeding at law or in equity) and by an implied covenant of good faith and fair dealing and except as enforcement of provisions of this Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in this Indenture;

                       (F) that the issuance of the Notes and, if
                   prior to the Release Date, the delivery by the Company of the Related Series of Senior Note First Mortgage Bonds in connection therewith will not result in any default under this Indenture or (if applicable) the First Mortgage;

                       (G) that all consents or approvals of the
                   Federal Energy Regulatory Commission (or any successor agency) and of any other federal or state regulatory agency required in connection with the Company's execution and delivery of this Indenture, such series of Notes and any Senior Note First Mortgage Bonds have been obtained and are in full force and effect (except that no statement need be made with respect to state securities laws);

                       (H) if prior to the Release Date, that the
                   First Mortgage (except the supplemental indenture establishing the Related Series of Senior Note First Mortgage Bonds being delivered to the Trustee in connection with the issuance of such series of Notes) and all financing statements have been duly filed and recorded in all places where such filing or recording is necessary for the perfection or preservation of the lien of the First Mortgage, and the First Mortgage constitutes a valid and perfected first lien upon the property purported to be covered thereby, subject only to excepted encumbrances (as defined in the First Mortgage) and to liens upon the property, if any, specifically identified in such supplemental indenture prior to its recordation; and

                       (I) that all conditions that must be met by the
                   Company to issue Notes under this Indenture have been met.

                   (3) If prior to the Release Date, the certificate of
              an Expert meeting the requirements of Section 4.06(a) hereof and a series of Senior Note First Mortgage Bonds meeting the requirements of Section 4.10 hereof (except that such certificate need not be delivered in connection with the issue of the first series of Notes hereunder).

                   (4) An Officers' Certificate stating that (i) the
              Company is not, and upon the authentication by the Trustee of the series of Notes, will not be in default under any of the terms or covenants contained in the Indenture, (ii) all conditions that must be met by the Company to issue Notes under this Indenture have been met, and (iii) if prior to the Release Date, the Related Series of Senior Note First Mortgage Bonds being delivered to the Trustee meets the requirements of Section 4.10 hereof.

              (d) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

              (e) If all Notes of a series are not to be authenticated and issued at one time, the Company shall not be required to deliver the Company Order, Board Resolutions, certificate of an Expert, Senior Note First Mortgage Bonds, Officers' Certificate and Opinion of Counsel (including any of the foregoing that would be otherwise required pursuant to Section 15.05 hereof) described in Section 2.05(c) hereof at or prior to the authentication of each Note of such series, if such items are delivered at or prior to the time of authentication of the first Note of such series to be authenticated and issued. If all of the Notes of a series are not authenticated and issued at one time, for each issuance of Notes after the initial issuance of Notes, the Company shall be required only to deliver to the Trustee the Note and a written request (executed by one of the Chairman, the President, any Vice President, the Treasurer, or an Assistant Treasurer) to the Trustee to authenticate such Note and to deliver such Note in accordance with the instructions specified by such request. Any such request shall constitute a representation and warranty by the Company that the statements made in the Officers' Certificate delivered to the Trustee prior to the authentication and issuance of the first Note of such series are true and correct on the date thereof as if made on and as of the date thereof.

          Section 2.06 EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES.

              (a) Subject to Section 2.13 hereof, Notes may be exchanged for one or more new Notes of any authorized denominations and of a like aggregate principal amount, series and stated maturity and having the same terms and Original Issue Date. Notes to be exchanged shall be surrendered at any of the offices or agencies to be maintained pursuant to
Section 6.02 hereof, and the Trustee shall authenticate and deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive.

              (b) The Trustee shall keep, at one of said offices or agencies, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Trustee shall register or cause to be registered Notes and shall register or cause to be registered the transfer of Notes as in this Article II provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times, such register shall be open for inspection by the Company. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and the Trustee shall register, authenticate and deliver in the name of the transferee or transferees one or more new Notes of any authorized denominations and of a like aggregate principal amount, series and stated maturity and having the same terms and Original Issue Date.

              (c) All Notes presented for registration of transfer or for exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee and duly executed by the Holder or the attorney in fact of such Holder duly authorized in writing.

              (d) No service charge shall be made for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

              (e) The Trustee shall not be required to exchange or register the transfer of any Notes selected, called or being called for redemption (including Notes, if any, redeemable at the option of the Holder provided such Notes are then redeemable at such Holder's option) except, in the case of any Note to be redeemed in part, the portion thereof not to be so redeemed.

                (f) If the principal amount, and applicable premium, of part, but not all of a Global Note is paid, then upon surrender to the Trustee of such Global Note, the Company shall execute, and the Trustee shall authenticate, deliver and register, a Global Note in an authorized denomination in aggregate principal amount equal to, and having the same terms, Original Issue Date and series as, the unpaid portion of such Global Note.

           Section 2.07 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. (a) If any temporary or definitive Note shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, a new Note of like form and principal amount and having the same terms and Original Issue Date and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of a Note, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

                (b) The Trustee shall authenticate any such substituted Note and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. If any Note which has matured, is about to mature, has been redeemed or called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

                (c)  Every substituted Note issued pursuant to this
Section 2.07 by virtue of the fact that any Note is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not such destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude to the full extent permitted by applicable law any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

           Section 2.08 TEMPORARY NOTES. Pending the preparation of definitive Notes, the Company may execute and the Trustee shall authenticate and deliver temporary Notes (printed, lithographed or otherwise reproduced). Temporary Notes shall be issuable in any authorized denomination and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company shall execute and shall deliver to the Trustee definitive Notes and thereupon any or all temporary Notes shall be surrendered in exchange therefor at the corporate trust office of the Trustee, and the Trustee shall authenticate, deliver and register in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor to the Noteholders. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes authenticated and delivered hereunder.

           Section 2.09 CANCELLATION OF NOTES PAID, ETC. All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be surrendered to the Trustee for cancellation and promptly cancelled by it and no Notes shall be issued in lieu thereof except as expressly permitted by this Indenture. The Company shall surrender to the Trustee any Notes so acquired by it and such Notes shall be cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes so cancelled.

           Section 2.10 INTEREST RIGHTS PRESERVED. Each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note, and each such Note shall be so dated that neither gain nor loss of interest shall result from such transfer, exchange or substitution.

           Section 2.11 SPECIAL RECORD DATE. If and to the extent that the Company fails to make timely payment or provision for timely payment of interest on any series of Notes (other than on an Interest Payment Date that is a maturity date), that interest shall cease to be payable to the Persons who were the Noteholders of such series at the applicable Regular Record Date. In that event, when moneys become available for payment of the interest, the Trustee shall (a) establish a date of payment of such interest and a Special Record Date for the payment of that interest, which Special Record Date shall be not more than 15 or fewer than 10 days prior to the date of the proposed payment and (b) mail notice of the date of payment and of the Special Record Date not fewer than 10 days preceding the Special Record Date to each Noteholder of such series at the close of business on the 15th day preceding the mailing at the address of such Noteholder, as it appeared on the register for the Notes. On the day so established by the Trustee the interest shall be payable to the Holders of the applicable Notes at the close of business on the Special Record Date.

           Section 2.12 PAYMENT OF NOTES. Payment of the principal, interest and premium on all Notes shall be payable as follows:

                (a) On or before 9:30 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Company, of the day on which payment of principal, interest and premium is due on any Global Note pursuant to the terms thereof, the Company shall deliver to the Trustee funds available on such date sufficient to make such payment, by wire transfer of immediately available funds or by instructing the Trustee to withdraw sufficient funds from an account maintained by the Company with the Trustee or such other method as is acceptable to the Trustee. On or before 12:00 noon, New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which any payment of interest is due on any Global Note (other than at maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 1:00 p.m., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on any Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, at maturity or upon redemption, of any part of the principal of interest on and applicable premium of any Global Note, the Depositary shall surrender, or cause to be surrendered, such Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary pursuant to Section 2.06(f) hereof.

                (b) With respect to any Note that is not a Global Note, principal, applicable premium and interest due at the maturity of the Note shall be payable in immediately available funds when due upon presentation and surrender of such Note at the corporate trust office of the Trustee or at the authorized office of any paying agent. Interest on any Note that is not a Global Note (other than interest payable at maturity) shall be paid by check mailed to the Holder thereof at such Holder's address as it appears on the register by check payable in clearinghouse funds; provided that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of which having the same Interest Payment Date equals or exceeds $10,000,000, on or before the applicable Regular Record Date for such Interest Payment Date, interest shall be paid by wire transfer of immediately available funds to a bank within the continental United States designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

                (c) The Trustee shall receive the Senior Note First Mortgage Bonds from the Company as provided in this Indenture and shall hold the Senior Note First Mortgage Bonds, and any and all sums payable thereon or with respect thereto or realized therefrom, in trust for the benefit of the holders of the Notes, as herein provided. Subject to
Article XIII hereof, all payments made by or on behalf of the Company to the Trustee on a series of Senior Note First Mortgage Bonds shall be deemed to be a payment by the Company pursuant to this Section 2.12 and shall be applied by the Trustee to pay, when due, principal of, premium, if any, and/or interest on the Related Series of Notes and, to the extent so applied, shall satisfy the Company's obligations on such Notes. The Company shall cause payment to be made to the Trustee of principal of, premium, if any, and (if applicable) interest on a series of Senior Note First Mortgage Bonds in a manner and at a time that will enable the Trustee to make payments when due, of the principal of, premium, if any, and interest on the Related Series of Notes.

           Section 2.13  NOTES ISSUABLE IN THE FORM OF A GLOBAL NOTE.

                (a)  If the Company shall establish pursuant to Section
2.05 hereof that the Notes of a particular series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 2.05 hereof and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Note or Notes, which (i) shall represent, shall be denominated in an amount equal to the aggregate principal amount of, and shall have the same terms as, the outstanding Notes of such series to be represented by such Global Note or Notes, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "This Note is a Global Note registered in the name of the Depositary (referred to herein) or a nominee thereof and, unless and until it is exchanged in whole or in part for the individual Notes represented hereby, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this Global Note is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), to the Trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, Cede & Co., has an interest herein" or such other legend as may be required by the rules and regulations of the Depositary.

                (b) Notwithstanding any other provision of Section 2.06 hereof or of this Section 2.13, unless the terms of a Global Note expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part, only as described in the legend thereto.

                (c)   (i)   If at any time the Depositary for a Global
Note notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary for the Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934 or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Note. If a successor Depositary for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.05(c)(vi) hereof shall no longer be effective with respect to the series of Notes evidenced by such Global Note and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of such series in exchange for such Global Note, shall authenticate and deliver, individual Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global
Note in exchange for such Global Note. The Trustee shall not be charged with knowledge or notice of the ineligibility of a Depositary unless a responsible officer assigned to and working in its corporate trustee administration department shall have actual knowledge thereof.

                (ii) (A) The Company may at any time and in its sole discretion determine that all outstanding (but not less than all) Notes of a series issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

                         (B) Within seven days after the occurrence of an Event of Default with respect to any series of Global Notes, the Company shall execute, and the Trustee shall authenticate and deliver, Notes of such series in definitive registered form in any authorized denominations and in aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

                (iii) In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of a Global Note for individual Notes, such Global Note shall be cancelled by the Trustee. Notes issued in exchange for a Global Note pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depositary for delivery to the persons in whose names such Notes are so registered, or if the Depositary shall refuse or be unable to deliver such Notes, the Trustee shall deliver such Notes to the persons in whose names such Notes are registered, unless otherwise agreed upon between the Trustee and the Company, in which event the Company shall cause the Notes to be delivered to the persons in whose names such Notes are registered.

                (d) Neither the Company, the Trustee, any Authenticating Agent nor any paying agent shall have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

                (e) Pursuant to the provisions of this subsection, at the option of the Trustee and upon 30 days' written notice to the Depositary but not prior to the first Interest Payment Date of the respective Global Notes, the Depositary shall be required to surrender any two or more Global Notes which have identical terms, including, without limitation, identical maturities, interest rates and redemption provisions (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any Interest Payment Date applicable to any of the Global Notes surrendered to the Trustee. Upon any exchange of any Global Note with two or more Original Issue Dates, whether pursuant to this Section or pursuant to Section 2.06 or Section 3.03 hereof, the aggregate principal amount of the Notes with a particular Original Issue Date shall be the same before and after such exchange, after giving effect to any retirement of Notes and the Original Issue Dates applicable to such Notes occurring in connection with such exchange.


                                ARTICLE III

                            REDEMPTION OF NOTES

           Section 3.01 APPLICABILITY OF ARTICLE. Such of the Notes as are, by their terms, redeemable prior to their stated maturity date at the option of the Company, may be redeemed by the Company at such times, in such amounts and at such prices as may be specified therein and in accordance with the provisions of this Article III.

           Section 3.02  NOTICE OF REDEMPTION; SELECTION OF NOTES.

                (a) The election of the Company to redeem any Notes shall be evidenced by a Board Resolution which shall be given with notice of redemption to the Trustee at least 45 days (or such shorter period acceptable to the Trustee in its sole discretion) prior to the redemption date specified in such notice.

                (b) Notice of redemption to each Holder of Notes to be redeemed as a whole or in part shall be given by the Trustee, in the manner provided in Section 15.10 hereof, no less than 30 or more than 60 days prior to the date fixed for redemption. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Noteholder receives the notice. In any case, failure duly to give such notice, or any defect in such notice, to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

                (c) Each such notice shall specify the date fixed for redemption, the places of redemption and the redemption price (or the method for calculation thereof) at which such Notes are to be redeemed, and shall state that (subject to subsection (e) of this section) payment of the redemption price of such Notes or portion thereof to be redeemed will be made upon surrender of such Notes at such places of redemption, that interest accrued to the date fixed for redemption will be paid as specified in such notice, and that from and after such date interest thereon shall cease to accrue. If less than all of a series of Notes having the same terms are to be redeemed, the notice shall specify the Notes or portions thereof to be redeemed. If any Note is to be redeemed in part only, the notice which relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that, upon surrender of such Note, a new Note or Notes having the same terms in aggregate principal amount equal to the unredeemed portion thereof will be issued.

                (d) Unless otherwise provided by a supplemental indenture or Company Order under Section 2.05 hereof, if less than all of a series of Notes is to be redeemed, the Trustee shall select in such manner as it shall deem appropriate and fair in its discretion the particular Notes to be redeemed in whole or in part and shall thereafter promptly notify the Company in writing of the Notes so to be redeemed. If less than all of a series of Notes represented by a Global Note is to be redeemed, the particular Notes or portions thereof of such series to be redeemed shall be selected by the Depositary for such series of Notes in such manner as the Depositary shall determine. Notes shall be redeemed only in denominations of $1,000, provided that any remaining principal amount of a Note redeemed in part shall be a denomination authorized under this Indenture.

                (e) If at the time of the mailing of any notice of redemption at the option of the Company, the Company shall not have irrevocably directed the Trustee to apply funds then on deposit with the Trustee or held by it and available to be used for the redemption of Notes to redeem all the Notes called for redemption, such notice, at the election of the Company, may state that it is conditional and subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption and that such notice shall be of no effect unless such moneys are so received on or before such date.

           Section 3.03 PAYMENT OF NOTES ON REDEMPTION; DEPOSIT OF REDEMPTION PRICE.

                (a) If notice of redemption for any Notes shall have been given as provided in Section 3.02 hereof and such notice shall not contain the language permitted at the Company's option under Section 3.02(e) hereof, such Notes or portions of Notes called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption of such Notes. Interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with interest accrued thereon to the date fixed for redemption. Upon presentation and surrender of such Notes at the place of payment specified in such notice, such Notes or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

                (b) If notice of redemption shall have been given as provided in Section 3.02 hereof and such notice shall contain the language permitted at the Company's option under Section 3.02(e) hereof, such Notes or portions of Notes called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption of such Notes, and interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with interest accrued thereon to the date fixed for redemption; provided that, in each case, the Company shall have deposited with the Trustee or a paying agent on or prior to 11:00 a.m. New York City time on such redemption date an amount sufficient to pay the redemption price together with interest accrued to the date fixed for redemption. Upon the Company making such deposit and, upon presentation and surrender of such Notes at such a place of payment in such notice specified, such Notes or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption. If the Company shall not make such deposit on or prior to the redemption date, the notice of redemption shall be of no force and effect and the principal on such Notes or specified portions thereof shall continue to bear interest as if the notice of redemption had not been given.

                (c) No notice of redemption of Notes shall be mailed during the continuance of any Event of Default, except (1) that, when notice of redemption of any Notes has been mailed, the Company shall redeem such Notes but only if funds sufficient for that purpose have prior to the occurrence of such Event of Default been deposited with the Trustee or a paying agent for such purpose, and (2) that notices of redemption of all outstanding Notes may be given during the continuance of an Event of Default.

                (d) Upon surrender of any Note redeemed in part only, the Company shall execute, and the Trustee shall authenticate, deliver and register, a new Note or Notes of authorized denominations in aggregate principal amount equal to, and having the same terms, Original Issue Date or Dates and series as, the unredeemed portion of the Note so surrendered.


                                ARTICLE IV

                     SENIOR NOTE FIRST MORTGAGE BONDS

           Section 4.01 DELIVERY OF INITIAL SERIES OF SENIOR NOTE FIRST MORTGAGE BONDS. Subject to the provisions of Section 4.11 and Article V hereof, the Company hereby (a) delivers to the Trustee, in connection with the initial issuance of a series of Notes hereunder in an aggregate principal amount not to exceed $250,000,000 (and any Senior Notes issued in exchange therefor pursuant to the Registration Rights Agreement), Senior Note First Mortgage Bonds bearing the designation "First Mortgage Bonds, Senior Note Series A" in the aggregate principal amount of $250,000,000, fully registered in the name of the Trustee, in trust for the benefit of the Holders from time to time of the Notes issued under this Indenture as security for any and all obligations of the Company under the Notes, including, but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and
(2) the full and prompt payment of any interest on the Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes and (b) delivers to the Trustee the certificate of the Expert required by Section 4.06 hereof (if required). The exchange of Senior Notes, 6?% Due 2008, Series A for other Senior Notes pursuant to the Registration Rights Agreement shall not be deemed to be payment, satisfaction or discharge of such Senior Notes, 6?%, Series A for purposes of Article V hereof.

           Section 4.02 RECEIPT. The Trustee acknowledges receipt of the Senior Note First Mortgage Bonds described in Section 4.01 hereof.

           Section 4.03 SENIOR NOTE FIRST MORTGAGE BONDS HELD BY THE TRUSTEE. The Trustee shall, as the holder of Senior Note First Mortgage Bonds, attend such meeting or meetings of bondholders under the First Mortgage or, at its option, deliver its proxy in connection therewith, as relate to matters with respect to which it is entitled to vote or consent. So long as no Event of Default hereunder shall have occurred and be continuing, either at any such meeting or meetings, or otherwise when the consent of the holders of the first mortgage bonds outstanding under the First Mortgage is sought without a meeting, the Trustee shall vote as holder of such Senior Note First Mortgage Bonds, or shall consent with respect thereto, as follows:

                (1) the Trustee shall vote all Senior Note First Mortgage Bonds then held by it, or consent with respect thereto, in favor of any or all amendments or modifications of the First Mortgage of substantially the same tenor and effect as any or all of those set forth in Exhibit E to this Indenture; and

                (2) with respect to any other amendments or modifications of the First Mortgage, the Trustee shall vote all Senior Note First Mortgage Bonds then held by it, or consent with respect thereto, in accordance with instructions provided in a certificate of the Company or the Mortgage Trustee, which instructions (a) shall direct the Trustee to so vote or consent in proportion with the vote or consent (as of 9:00 a.m. New York City time on the day of such vote or consent) of the holders of all other first mortgage bonds outstanding under the First Mortgage, the holders of which are eligible to vote or consent and (b) shall set forth said proportions; provided, however, that the Trustee shall not so vote in favor of, or so consent to, any amendment or modification of the First Mortgage which, if it were an amendment or modification of this Indenture, would require the consent of Holders, without the prior consent, obtained in the manner prescribed in Section 13.02, of Holders of Notes which would be required under said Section 13.02 for such an amendment or modification of this Indenture.

           Section 4.04 NO TRANSFER OF SENIOR NOTE FIRST MORTGAGE BONDS; EXCEPTIONS. Except (i) as required to effect an assignment to a successor trustee under this Indenture, (ii) pursuant to Section 4.05 or Section
4.08 hereof, or (iii) in compliance with a final order of a court of competent jurisdiction in connection with any bankruptcy or reorganization proceeding of the Company, the Trustee shall not sell, assign or transfer the Senior Note First Mortgage Bonds and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage to effect compliance with this Section 4.04.

           Section 4.05 DELIVERY TO THE COMPANY OF ALL SENIOR NOTE FIRST MORTGAGE BONDS. When the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on all Senior Note First Mortgage Bonds shall be satisfied or deemed satisfied pursuant to Section 4.11 or Section 5.01(b) hereof, the Trustee shall, upon written request of the Company and receipt of the certificate of the Expert described in Section 4.06(b) hereof (if such certificate is then required by Section 4.06(b) hereof), deliver to the Company without charge therefor all of the Senior Note First Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All Senior Note First Mortgage Bonds delivered to the Company in accordance with this Section 4.05 shall be delivered by the Company to the Mortgage Trustee for cancellation.

           Section 4.06 FAIR VALUE CERTIFICATE. (a) Upon the delivery by the Company to the Trustee of Senior Note First Mortgage Bonds pursuant to Section 4.01 or Section 4.09 hereof, the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that it is familiar with the provisions of such Senior Note First Mortgage Bonds and of this Indenture; (2) stating the principal amount of such Senior Note First Mortgage Bonds so delivered, the stated interest rate (or method of calculation of interest) of such Senior Note First Mortgage Bonds (if any) and the stated maturity date of such Senior Note First Mortgage Bonds; (3) identifying the Notes being issued contemporaneously therewith, and (4) stating the fair value to the Company of such Senior Note First Mortgage Bonds. If the fair value to the Company of the Senior Note First Mortgage Bonds so delivered, as described in the certificate to be delivered pursuant to this Section 4.06(a), both (l) is equal to or exceeds (A) $25,000 and (B) 1% of the principal amount of the Notes outstanding at the date of delivery of such Senior Note First Mortgage Bonds and (2) together with the fair value to the Company, as described in the certificates to be delivered pursuant to this Section 4.06(a), of all other Senior Note First Mortgage Bonds delivered to the Trustee since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Notes outstanding at the date of delivery of such Senior Note First Mortgage Bonds, then the certificate required by this Section 4.06(a) shall (1) be delivered by an Expert who shall be independent of the Company and (2), in addition to the certifications described above, state the fair value to the Company of all Senior Note First Mortgage Bonds delivered to the Trustee pursuant to Section 4.09 hereof since the commencement of the then current year as to which a certificate was not delivered by an Expert independent of the Company.

                (b) If Senior Note First Mortgage Bonds are delivered or surrendered to the Company pursuant to Section 4.05 or 4.08 hereof, the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that it is familiar with the provisions of such Senior Note First Mortgage Bonds and of this Indenture,
(2) stating the principal amount of such Senior Note First Mortgage Bonds so delivered, the stated interest rate (or method of calculation of interest) of such Senior Note First Mortgage Bonds (if any) and the stated maturity date of such Senior Note First Mortgage Bonds, (3) if applicable, identifying the Notes, the payment of the interest on and principal of which has been discharged hereunder, (4) stating that such delivery and release will not impair the lien of this Indenture in contravention of the provisions of this Indenture. If, prior to the Release Date, the fair value of the Senior Note First Mortgage Bonds so delivered and released, as described in the certificate to be delivered pursuant to this Section 4.06(b), both (l) is equal to or exceeds (A) $25,000 and (B) 1% of the principal amount of the outstanding Notes at the date of release of such Senior Note First Mortgage Bonds and (2) together with the fair value, as described in the certificates to be delivered pursuant to this Section 4.06(b), of all other Senior Note First Mortgage Bonds released from the lien of this Indenture since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Notes outstanding at the date of release of such Senior Note First Mortgage Bonds, then the certificate required by this Section 4.06(b) shall be delivered by an Expert who shall be independent of the Company.

           If, in connection with a delivery or release of outstanding Senior Note First Mortgage Bonds, the Company provides to the Trustee an Opinion of Counsel stating that the certificate described by this Section
4.06 is not required by law, such certificate shall not be required to be delivered hereunder in connection with such delivery or release.

           Section 4.07 FURTHER ASSURANCES. The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements, financing statements and instruments, as may be necessary in order to better assign, assure and confirm to the Trustee its interest in the Senior Note First Mortgage Bonds and for maintaining, protecting and preserving such interest.

           Section 4.08 EXCHANGE AND SURRENDER OF SENIOR NOTE FIRST MORTGAGE BONDS. At any time a Note shall cease to be entitled to any lien, benefit or security under this Indenture pursuant to Section 5.01(b) hereof and the Company shall have provided the Trustee with notice thereof, the Trustee shall surrender an equal principal amount of the Related Series of Senior Note First Mortgage Bonds, subject to the limitations of this Section 4.08, to the Company for cancellation. The Trustee shall, together with such Senior Note First Mortgage Bonds, deliver to the Company such appropriate instruments of transfer or release as the Company may reasonably request. Prior to the surrender required by this paragraph, the Trustee shall receive from the Company the following, and (subject to Section 9.01 hereof) shall be fully protected in relying upon, an Officers' Certificate stating (i) the aggregate outstanding principal amount of the Senior Note First Mortgage Bonds of the series surrendered by the Trustee, after giving effect to such surrender, (ii) the aggregate outstanding principal amount of the Related Series of Notes and (iii) that the surrender of the Senior Note First Mortgage Bonds will not result in any default under this Indenture.

           The Company shall not be permitted to cause the surrender or exchange of all or any part of a series of Senior Note First Mortgage Bonds contemplated in this Section, if, after such surrender or exchange, the aggregate outstanding principal amount of the Related Series of Notes would exceed the aggregate outstanding principal amount of such series of Senior Note First Mortgage Bonds held by the Trustee. Any Senior Note First Mortgage Bonds received by the Company pursuant to this Section 4.08 shall be delivered to the Mortgage Trustee for cancellation. Notwithstanding anything herein to the contrary, until the Release Date, the Company shall preserve and maintain the Lien of this Indenture, and shall not permit, at any time prior to the Release Date, the aggregate principal amount of Senior Note First Mortgage Bonds held by the Trustee to be less than the aggregate amount of Notes Outstanding.

           Section 4.09 ACCEPTANCE OF ADDITIONAL SENIOR NOTE FIRST MORTGAGE BONDS. Upon the issuance of a series of Notes hereunder (other than the initial series of Notes referred to in Section 4.01 hereof) at any time prior to the Release Date, the Company shall deliver to the Trustee in trust for the benefit of the Holders of the Notes as described in Section 4.11 hereof, and the Trustee shall accept therefor, a Related Series of Senior Note First Mortgage Bonds registered in the name of the Trustee conforming to the requirements of Section 4.10 hereof.

           Section 4.10 TERMS OF SENIOR NOTE FIRST MORTGAGE BONDS. Each series of Senior Note First Mortgage Bonds delivered to the Trustee pursuant to Section 4.01 or Section 4.09 hereof shall have the same stated maturity date and shall be in the same aggregate principal amount, as and have redemption provisions corresponding to the Related Series of Notes being issued; it being expressly understood that such Senior Note First Mortgage Bonds may, but need not, bear interest, any such interest to be payable on the same Interest Payment Dates as the Related Series of Notes being issued.

           Section 4.11 SENIOR NOTE FIRST MORTGAGE BONDS AS SECURITY FOR NOTES. Until the Release Date and subject to Article V hereof, Senior Note First Mortgage Bonds delivered to the Trustee, for the benefit of the Holders of the Notes, shall constitute part of the trust estate and security for any and all obligations of the Company under the Notes, including, but not limited to (1) the full and prompt payment of the principal of and premium, if any, on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes.

           Notwithstanding anything in this Indenture to the contrary, from and after the Release Date, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Senior Note First Mortgage Bonds shall be deemed satisfied and discharged as provided in the supplemental trust indenture or indentures to the First Mortgage creating such Senior Note First Mortgage Bonds and the Senior Note First Mortgage Bonds shall cease to secure in any manner Notes theretofore or subsequently issued. From and after the Release Date, any conditions to the issuance of Notes that refer or relate to Senior Note First Mortgage Bonds or the First Mortgage shall be inapplicable. Following the Release Date, the Company shall cause the First Mortgage to be discharged and the Company shall not issue any additional First Mortgage Bonds or Senior Note First Mortgage Bonds under the First Mortgage. The Company shall notify the Trustee promptly of the occurrence of the Release Date. Notice of the occurrence of the Release Date shall be given by the Trustee to the Holders of the Notes in the manner provided in Section 15.10 hereof not later than 30 days after the Release Date.


                                 ARTICLE V

               SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS

           Section 5.01  SATISFACTION AND DISCHARGE.

                (a)  If at any time:
                     (1) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on all the outstanding Notes, as and when the same shall have become due and payable,

                     (2) the Company shall have delivered to the Trustee for cancellation all outstanding Notes, or

                     (3) the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds the entire amount in (A) cash, (B) U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, or (C) a combination of cash and U.S. Government Obligations, in any case sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be and, unless all outstanding Notes are to be due within 90 days of such deposit by redemption or otherwise, shall also deliver to the Trustee an opinion of counsel expert in federal income tax matters to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling or similar pronouncement by the Internal Revenue Service or that there has been a change of law (collectively, an "External Tax Pronouncement"), in either case to the effect that the Holders of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or discharge of the Indenture, and if, in any such case, (x) the Company shall also pay or cause to be paid all other sums payable hereunder by the Company and (y) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Notes, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof, and any premium and interest thereon, upon the original stated due dates therefor or upon the applicable redemption date (but not upon acceleration of maturity) from the moneys and U.S. Government Obligations held by the Trustee pursuant to Section 5.02 hereof, (iv) the rights and immunities of the Trustee hereunder, (v) the rights of the Holders of Notes as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (vi) the obligations of the Company under Sections 6.02 and 6.03 hereof, (vii) the obligations and rights of the Trustee and the Company under Section 5.04 hereof, and
(viii) the duties of the Trustee with respect to any of the foregoing), and the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and its obligations under, the Notes, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture and the Trustee shall at the request of the Company return to the Company all Senior Note First Mortgage Bonds and all other property and money held by it under this Indenture and determined by it from time to time in accordance with the certification pursuant to this Section 5.01(a)(3) to be in excess of the amount required to be held under this Section.

           If the Notes are deemed to be paid and discharged pursuant to
Section 5.01(a)(3) hereof, within 15 days after those Notes are so deemed to be paid and discharged, the Trustee shall cause a written notice to be given to each Holder in the manner provided by Section 15.10 hereof. The notice shall:

                     (i) state that the Notes are deemed to be paid and discharged;

                     (ii) set forth a description of any U.S. Government Obligations and cash held by the Trustee as described above;

                     (iii) if any Notes will be called for redemption, specify the date or dates on which those Notes are to be called for redemption.

           Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section
9.06 hereof, shall survive.

           If the Notes are deemed paid and discharged pursuant to this
Section 5.01, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Senior Note First Mortgage Bonds shall be satisfied and discharged and the Senior Note First Mortgage Bonds shall cease to secure the Notes in any manner.

                (b) If the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on any Note, as and when the same shall have become due and payable or the Company shall have delivered to the Trustee for cancellation any outstanding Note, such Note shall cease to be entitled to any lien, benefit or security under this Indenture. Upon a Note of any series ceasing to be entitled to any lien, benefit or security under this Indenture, the obligation of the Company to make payment with respect to principal of and premium, if any, and interest on a principal amount of the Related Series of Senior Note First Mortgage Bonds equal to the principal amount of such Note shall be satisfied and discharged and such portion of the principal amount of such Senior Note First Mortgage Bonds shall cease to secure the Notes in any manner.

           Section 5.02 DEPOSITED MONEYS TO BE HELD IN TRUST BY TRUSTEE. Subject to Section 5.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 5.01 hereof, shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular Notes for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee of all sums due and to become due thereon for principal and premium, if any, and interest.

           Section 5.03 PAYING AGENT TO REPAY MONEYS HELD. Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent for the Notes (other than the Trustee) shall, upon written demand by the Company, be repaid to the Company or paid to the Trustee, and thereupon such paying agent shall be released from all further obligations with respect to such moneys.

           Section 5.04 RETURN OF UNCLAIMED MONEYS. Any moneys deposited with or paid to the Trustee for payment of the principal of or any premium or interest on any Notes and not applied but remaining unclaimed by the Holders of such Notes for two years after the date upon which the principal of or any premium or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company, subject to applicable abandoned property laws, by the Trustee on written demand by the Company; and any Holder of any of such Notes shall thereafter look only to the Company for any payment which such Holder may be entitled to collect.


                                ARTICLE VI

                    PARTICULAR COVENANTS OF THE COMPANY

           Section 6.01 PAYMENT OF PRINCIPAL AND INTEREST. The Company covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay or cause to be paid the principal of and any premium and interest, if any, on, each of the Notes at the places, at the respective times and in the manner provided in such Notes or in this Indenture.

           Section 6.02 OFFICES FOR PAYMENTS, ETC. So long as any Notes are outstanding hereunder, the Company will maintain in the Borough of Manhattan, The City of New York, State of New York an office or agency where the Notes may be presented for payment, for exchange as in this Indenture provided and for registration of transfer as in this Indenture provided.

           The Company will maintain in the Borough of Manhattan, The City of New York, State of New York an office or agency where notices and demands to or upon the Company in respect of the Notes or this Indenture may be served.

           The Company will give to the Trustee prompt written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any office or agency required by this Section to be located in the Borough of Manhattan, The City of New York, State of New York or shall fail to give such notice of the location or of any change in the location of any of the above offices or agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee, and, in such event, the Trustee shall act as the Company's agent to receive all such presentations, surrenders, notices and demands.

           The Company may from time to time designate one or more additional offices or agencies where the Notes may be presented for payment, for exchange as in this Indenture provided and for registration of transfer as in this Indenture provided, and the Company may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any office or agency provided for in this Section. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof and of any change in the location of any such other office or agency.

           Section 6.03 APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 9.11, a Trustee, so that there shall at all times be a Trustee hereunder.

           Section 6.04 PROVISION AS TO PAYING AGENT. The Trustee shall be the paying agent for the Notes and, at the option of the Company, the Company may appoint additional paying agents (including without limitation itself). Whenever the Company shall appoint a paying agent other than the Trustee with respect to the Notes, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

                     (1) that such paying agent will hold all sums
                received by it as such agent for the payment of the principal of or interest, if any, on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the Holders of the Notes, or of the Trustee until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

                     (2) that such paying agent will give the Trustee
                notice of any failure by the Company (or by any other obligor on Notes) to make any payment of the principal of, premium if any, or interest on the Notes when the same shall be due and payable; and

                     (3) that such paying agent will at any time during
                the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

           The Company will, on or prior to each due date of the principal of and any premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Holders of the Notes entitled to such principal of and any premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

           If the Company shall act as its own paying agent with respect to the Notes, it will, on or before each due date of the principal of (and premium, if any,) or interest, if any, on the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes, a sum sufficient to pay such principal (and premium, if any,) or interest, if any, so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided. The Company will promptly notify the Trustee of any failure to take such action.

           The Company may at any time pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained, and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

           Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this section is subject to the provisions of Sections 5.03 and 5.04.

           Section 6.05 OPINIONS OF COUNSEL. The Company will cause this Indenture, any indentures supplemental to this Indenture, and any financing or continuation statements to be promptly recorded and filed and rerecorded and refiled in such a manner and in such places, as may be required by law in order fully to preserve, protect and perfect the security of the Noteholders and all rights of the Trustee, and shall deliver to the Trustee:

                (a) promptly after the execution and delivery of this Indenture and of any indenture supplemental to this Indenture but prior to the Release Date, an Opinion of Counsel either stating that, in the opinion of such counsel, this Indenture or such supplemental indenture and any financing or continuation statements have been properly recorded and filed so as to make effective and to perfect the interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Senior Note First Mortgage Bonds, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to perfect or make such interest effective and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding February 1 to maintain, perfect and make such interest effective; and

                (b) on or before February 1 of each year, commencing February 1, 1999, and prior to the Release Date, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this Section 6.05(b) or the first Opinion of Counsel furnished pursuant to Section 6.05(a) hereof, with respect to the recording, filing, rerecording, or refiling of this Indenture, each supplemental indenture and any financing or continuation statements, as is necessary to maintain and perfect the interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Senior Note First Mortgage Bonds, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain and perfect such interest and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding February 1 to maintain, perfect and make such security interest effective.

           Section 6.06 CERTIFICATES AND NOTICE TO TRUSTEE. The Company shall, on or before February 1 of each year, commencing February 1, 1999, deliver to the Trustee a certificate from its principal executive officer, principal financial officer or principal accounting officer covering the preceding calendar year and stating whether or not, to the knowledge of such Person, the Company has complied with all conditions and covenants under this Indenture, and, if not, describing in reasonable detail any failure by the Company to comply with any such conditions or covenants. For purposes of this Section, compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Upon the occurrence of a default (as defined in the First Mortgage) prior to the Release Date, the Company shall promptly notify the Trustee of such event.

           Section 6.07  RESTRICTIONS ON LIENS.

                (a) So long as any Notes are outstanding, the Company will not issue, assume, guarantee or permit to exist after the Release Date any Debt secured by any Lien on any Operating Property of the Company, whether owned at the date of this Indenture or thereafter acquired, without in any such case effectively securing the outstanding Notes (together with, if the Company shall so determine, any other Debt of or guaranteed by the Company ranking equally with, the Notes) equally and ratably with such Debt (but only so long as such Debt is so secured); provided, however, that the foregoing restriction shall not apply to Debt secured by any of the following:

                (i) Liens on any Operating Property existing at the time of acquisition thereof (which Liens may also extend to subsequent repairs, alterations and improvements to such Operating Property);

                (ii) Liens on operating property of a corporation existing at the time such corporation is merged into or consolidated with the Company, or at the time of a sale, lease, or other disposition of the properties of such corporation or a division thereof as an entirety or substantially as an entirety to the Company;

                (iii) Liens on Operating Property to secure all or part of the cost of acquiring, constructing, developing, or substantially repairing, altering, or improving such property, or to secure indebtedness incurred to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose, provided such Liens are created or assumed contemporaneously with, or within eighteen (18) months after, such acquisition or the completion of construction, development, or substantial repair, alteration or improvement;

                (iv) Liens in favor of any State, or any department, agency, or instrumentality or political subdivision of any State, or for the benefit of holders of securities issued by any such entity (or providers of credit enhancement with respect to such securities), to secure any Debt (including, without limitation, obligations of the Company with respect to industrial development, pollution control or similar revenue bonds) incurred for the purpose of financing all or any part of the purchase price or the cost of constructing, developing, or substantially repairing, altering, or improving Operating Property of the Company;

                (v) any extension, renewal or replacement (or successive extensions, renewals, or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (i) to (iv), inclusive; provided, however, that the principal amount of Debt secured thereby and not otherwise authorized by said clauses (i) to (iv), inclusive, shall not exceed the principal amount of Debt, plus any premium or fee payable in connection with any such extension, renewal, or replacement, so secured at the time of such extension, renewal, or replacement.

                (b) Notwithstanding the provisions of Section 6.07(a), the Company may issue, assume, or guarantee Debt, or permit to exist after the Release Date any Debt, in each case, secured by Liens which would otherwise be subject to the restrictions of Section 6.07(a) up to an aggregate principal amount that, together with the principal amount of all other Debt of the Company secured by Liens (other than Liens permitted by Section 6.07(a) that would otherwise be subject to any of the foregoing restrictions) and the Value of all Sale and Lease-Back Transactions in existence at such time (other than any Sale and Lease-Back Transaction that, if such Sale and Lease-Back Transaction had been a Lien, would have been permitted by Section 6.07(a), other than Sale and Lease-Back Transactions permitted by Section 6.08 because the commitment by or on behalf of the purchaser was obtained no later than eighteen (18) months after the later of events described in (i) or (ii) of Section 6.08, and other than Sale and Lease-Back Transactions as to which application of amounts have been made in accordance with clause (z) of Section 6.08), does not at the time exceed the greater of fifteen percent (15%) of Net Tangible Assets or fifteen percent (15%) of Capitalization.

                (c) If the Company shall issue, assume, or guarantee any Debt secured by any Lien and if Section 6.07(a) requires that the outstanding Notes be secured equally and ratably with such Debt, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure the outstanding Notes and deliver the same to the Trustee along with:

                (i) An Officers' Certificate stating that the covenant of the Company contained in Section 6.07(a) has been complied with; and

                (ii) An Opinion of Counsel to the effect that the Company has complied with the covenant contained in Section 6.07(a), and that any instruments executed by the Company in the performance of such covenant comply with the requirements of such covenant.

           In the event that the Company shall hereafter secure outstanding Notes equally and ratably with any other obligation or indebtedness pursuant to the provisions of this Section 6.07, the Company will, upon the request of the Trustee, enter into an indenture or agreement supplemental hereto and to take such other action, if any, as the Trustee may reasonably request to enable it to enforce effectively the rights of the Holders of outstanding Notes so secured, equally and ratably with such other obligation or indebtedness.

           Section 6.08  RESTRICTIONS ON SALE AND LEASE-BACK
TRANSACTIONS. So long as any Notes are outstanding, the Company will not enter into or permit to exist after the Release Date any Sale and Lease-Back Transaction with respect to any Operating Property if, in any case, the commitment by or on behalf of the purchaser is obtained more than eighteen (18) months after the later of (i) the completion of the acquisition, construction, or development of such Operating Property or
(ii) the placing in operation of such Operating Property or of such Operating Property as constructed, developed, or substantially repaired, altered, or improved, unless (x) the Company would be entitled pursuant to
Section 6.07(a) to issue, assume, guarantee or permit to exist Debt secured by a Lien on such Operating Property without equally and ratably securing the Notes or (y) the Company would be entitled pursuant to
Section 6.07(b), after giving effect to such Sale and Lease-Back Transaction, to incur $1.00 of additional Debt secured by Liens (other than Liens permitted by Section 6.07(a)) or (z) the Company shall apply or cause to be applied, in the case of a sale or transfer for cash, an amount equal to the net proceeds thereof (but not in excess of the net book value of such Operating Property at the date of such sale or transfer) and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value (as determined by the Board of Directors) of the Operating Property so leased, to the retirement, within one hundred eighty (180) days after the effective date of such Sale and Lease-Back Transaction, of Notes (in accordance with their terms) or other Debt of the Company ranking senior to, or equally with, the Notes; provided, however, that the amount to be applied to such retirement of Debt shall be reduced by an amount equal to the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms of Debt voluntarily retired by the Company within such one hundred eighty (180) day period, excluding retirement pursuant to mandatory sinking fund or prepayment provisions and payments at maturity.

           Section 6.09 CORPORATE EXISTENCE. Subject to the rights of the Company under Article XII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if, in the judgment of the Company, the preservation thereof is no longer desirable in the conduct of the business of the Company.


                                ARTICLE VII

                      NOTEHOLDER LISTS AND REPORTS BY
                        THE COMPANY AND THE TRUSTEE

           Section 7.01  COMPANY TO FURNISH NOTEHOLDER LISTS.  The
Company and any other obligor on the Notes shall furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Notes:

                (a) semi-annually and not more than 15 days after each Regular Record Date for each Interest Payment Date that is not a maturity date, as of such Regular Record Date, and such list need not include information received after such date; and

                (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, as of a date not more than 15 days prior to the time such information is furnished, and such list need not include information received after such date;

provided that if and so long as the Trustee shall be the registrar for the Notes, such list shall not be required to be furnished.

           Section 7.02  PRESERVATION AND DISCLOSURE OF NOTEHOLDER LISTS.

                (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of the Notes (i) contained in the most recent lists furnished to it as provided in Section 7.01, (ii) received by it in the capacity of registrar for the Notes, if so acting, and (iii) filed with it within the two preceding years pursuant to Section 7.04(d)(2). The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                (b) In case three or more Holders of Notes (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                (i)      afford to such applicants access to the
           information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section; or

                (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of such subsection (a) and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

           If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Notes, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of such subsection (a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                (c) Each and every Holder of a Note, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

           Section 7.03  REPORTS BY THE COMPANY.  The Company shall:

                (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                (c) transmit by mail to all Holders of Notes, within 30 days after the filing thereof with the Trustee in the manner and to the extent provided in Section 7.04(d), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

           Section 7.04  REPORTS BY THE TRUSTEE.

                (a) Annually, not later than August 15 of each year, the Trustee shall transmit by mail a brief report dated as of such date that complies with Section 313(a) of the TIA (to the extent required by such Section).

                (b) The Trustee shall from time to time transmit by mail brief reports that comply, both in content and date of delivery, with
Section 313(b) of the TIA (to the extent required by such Section).

                (c) A copy of each such report filed pursuant to this section shall, at the time of such transmission to such Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed and also with the Commission. The Company will notify the Trustee promptly in writing upon the listing of such Notes on any stock exchange.

                (d)  Reports pursuant to this Section shall be transmitted

                     (1) by mail to all Holders of Notes, as their names and addresses appear in the register for the Notes;

                     (2) by mail to such Holders of Notes as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for such purpose;

                     (3) by mail, except in the case of reports pursuant to Section 7.04(b) and (c) hereof, to all Holders of Notes whose names and addresses have been furnished to or received by the Trustee pursuant to Section 7.01 and 7.02(a)(ii) hereof; and

                     (4) at the time such report is transmitted to the Holders of the Notes, to each exchange on which Notes are listed and also with the Commission.


                               ARTICLE VIII

                  REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                           ON EVENTS OF DEFAULT

           Section 8.01  EVENTS OF DEFAULT.

                (a) If one or more of the following Events of Default shall have occurred and be continuing:

                     (1) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of sixty (60) days;

                     (2) default in the payment of the principal of or any premium on any of the Notes as and when the same shall become due and payable;

                     (3) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in the Notes or in this Indenture for a period of ninety (90) days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Company remedy the same, shall have been given to the Company by the Trustee by registered mail, or to the Company and the Trustee by the Holders of not less than 33% in aggregate principal amount of the Notes at the time outstanding;

                     (4) prior to the Release Date, a default (as defined in the First Mortgage) has occurred and is continuing; provided, however, that anything in this Indenture to the contrary notwithstanding, the waiver or cure of such default under the First Mortgage and the rescission and annulment of the consequences thereof under the First Mortgage shall constitute a waiver of the corresponding Event of Default hereunder and a rescission and annulment of the consequences thereof hereunder.

                     (5) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                     (6) the Company shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or any other case or proceeding to be adjudicated a bankrupt or insolvent, or consent to the entry of a decree or order for relief in an involuntary case under any such law, or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or consent to the filing of such petition or to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of the property of the Company, or make any general assignment for the benefit of creditors, or the notice by it in writing of its inability to pay its debts generally as they become due, or the taking of any corporate action by the Company in furtherance of any such action;

then, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the principal of all the Notes to be due and payable immediately and upon any such declaration the same shall become immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding and, upon the Notes being declared to be due and payable, the Trustee shall immediately file with the Mortgage Trustee a written demand for redemption of all Senior Note First Mortgage Bonds to the extent provided in the applicable provisions of the supplemental indentures to the First Mortgage.

           The foregoing paragraph, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, and prior to the acceleration of all of the first mortgage bonds issued and outstanding under the First Mortgage the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all of the Notes and the principal of and any premium on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, to the extent that payment of such interest is enforceable under applicable law, and on such principal and applicable premium at the rate borne by the Notes to the date of such payment or deposit) and all sums paid or advanced by the Trustee hereunder, the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.06 hereof, and any and all defaults under this Indenture, other than the non-payment of principal of and accrued interest on Notes which shall have become due solely by acceleration of maturity, shall have been cured or waived (including any defaults under the First Mortgage, as evidenced by notice thereof from the Mortgage Trustee to the Trustee) -- then and in every such case such payment or deposit shall cause an automatic waiver of the Event of Default and its consequences (including, if given, the written demand for redemption of all Senior Note First Mortgage Bonds) and shall cause an automatic rescission and annulment of the acceleration of the Notes; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

                (b) If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

           Section 8.02 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT.

                (a) The Company covenants that if an Event of Default described in clause (a)(1) or (a) (2) of Section 8.01 shall have occurred and be continuing, then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount that then shall have so become due and payable on all such Notes for principal or interest, as the case may be, with interest upon the overdue principal and any premium and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amounts as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Notes to the Holders, whether or not the Notes be overdue.

                (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, including, prior to the Release Date, to exercise any rights to that end it may have as a holder of Senior Note First Mortgage Bonds, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on such series of Notes wherever situated, the moneys adjudged or decreed to be payable.

                (c) In case there shall be pending proceedings relative to the Company or any other obligor upon the Notes under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or such other obligor, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                     (1) to file and prove a claim or claims for the whole amount of the principal and interest owing and unpaid in respect of the Notes, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including, prior to the Release Date, any claims of the Trustee as holder of Senior Note First Mortgage Bonds and including any amounts due to the Trustee under Section 9.06 hereof) and of the Noteholders allowed in any judicial proceedings relative to the Company or such other obligor, or to the creditors or property of the Company or such other obligor; and

                     (2) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of the payments directly to the Noteholders, to pay to Trustee such amounts due pursuant to Section 9.06 hereof.

                (d) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except to vote for the election of a trustee in bankruptcy or similar person.

                (e) All rights of action and of asserting claims under this Indenture, or under any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee and its agents, attorneys and counsel, shall be for the ratable benefit of the Holders of the Notes in respect of which such action was taken.

                (f) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Notes in respect to which action was taken, and it shall not be necessary to make any Holders of such Notes parties to any such proceedings.

           Section 8.03 APPLICATION OF PROCEEDS. Any moneys collected by the Trustee with respect to any of the Notes pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid.

           FIRST: To the payment of all amounts due to the Trustee pursuant to Section 9.06 hereof;

           SECOND: In case the principal of the outstanding Notes in respect of which such moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Notes, in the order of the maturity of the installments of such interest, with interest (to the extent allowed by law) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto, and then to the payment to the Holders entitled thereto of the unpaid principal of and applicable premium on any of the Notes which shall have become due (other than Notes previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity or by redemption, in the order of their due dates, beginning with the earliest due date, and if the amount available is not sufficient to pay in full all Notes due on any particular date, then to the payment thereof ratably, according to the amounts of principal and applicable premium due on that date, to the Holders entitled thereto, without any discrimination or privilege;

           THIRD: In case the principal of the outstanding Notes in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Notes for principal and any premium and interest thereon, with interest on the overdue principal and any premium and (to the extent allowed by law) upon overdue installments of interest at the rate borne by the Notes; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such principal and any premium and interest without preference or priority of principal and any premium over interest, or of interest over principal and any premium or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and any premium and accrued and unpaid interest; and

           FOURTH: To the payment of the remainder, if any, to the Company or its successors or assigns, or to whomsoever may lawfully be entitled to the same, or as a court of competent jurisdiction may determine.

           Section 8.04  LIMITATIONS ON SUITS BY NOTEHOLDERS.

                (a) No Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to such Note and of the continuance thereof, as hereinabove provided, and unless also Noteholders of a majority in aggregate principal amount of the Notes then outstanding affected by such Event of Default shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee, that no one or more Holders of Notes shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Notes, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Notes. For the protection and enforcement of the provisions of this Section, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                (b) Notwithstanding any other provision in this Indenture, however, the rights of any Holder of any Note to receive payment of the principal of and any premium and interest on such Note, on or after the respective due dates expressed in such Note or on the applicable redemption date, or to institute suit for the enforcement of any such payment on or after such respective dates are absolute and unconditional, and shall not be impaired or affected without the consent of such Holder.

           Section 8.05 SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture, including, prior to the Release Date, its rights as holder of the Senior Note First Mortgage Bonds, by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted to it under this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

           Section 8.06  POWERS AND REMEDIES CUMULATIVE; DELAY OR
OMISSION NOT WAIVER OF DEFAULT. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder of Notes to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 8.04, every right and power given by this Indenture or by law to the Trustee or to the Holders of Notes may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Notes, as the case may be.

           Section 8.07 DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF NOTEHOLDERS.

                (a) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided further that (subject to Section 9.01 hereof) the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability. Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Noteholders.

                (b) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of all of the Holders of the Notes waive any past default or Event of Default hereunder and its consequences except a default in the payment of principal of or any premium or interest on the Notes. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to be continuing, and any Event of Default arising therefrom shall be deemed to have been cured and not to be continuing, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

           Section 8.08 NOTICE OF DEFAULT. The Trustee shall, within 90 days after the occurrence of a default with respect to the Notes, give to all Holders of the Notes, in the manner provided in Section 15.10, notice of such default known to the Trustee, unless such default shall have been cured or waived before the giving of such notice, the term "default" for the purpose of this Section 8.08 being hereby defined to be any event which is or after notice or lapse of time or both would become an Event of Default; provided that, except in the case of default in the payment of the principal of or any premium or interest on any of the Notes, or in the payment of any sinking or purchase fund installments, the Trustee shall be protected in withholding such notice if and so long as its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers in good faith determines that the withholding of such notice is in the interests of the Holders of the Notes.

           Section 8.09 UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this Section 8.09 shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or any premium or interest on any Note on or after the due date expressed in such Note or the applicable redemption date.

           Section 8.10 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then, and in every such case, the Company, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

           Section 8.11 DEFAULTS UNDER THE FIRST MORTGAGE. In addition to every other right and remedy provided herein, the Trustee may exercise any right or remedy available to the Trustee in its capacity as owner and holder of Senior Note First Mortgage Bonds which arises as a result of a default under the First Mortgage whether or not an Event of Default under this Indenture shall then have occurred and be continuing.

           Section 8.12 WAIVER OF USURY, STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                ARTICLE IX

                          CONCERNING THE TRUSTEE

           Section 9.01  DUTIES AND RESPONSIBILITIES OF TRUSTEE.

                (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                (b) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                     (1) prior to the occurrence of any Event of Default and after the curing or waiving of all Events of Default which may have occurred

                         (A) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                         (B)  in the absence of bad faith or actual
                     knowledge on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                     (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction, pursuant to this Indenture, of the Holders of a majority in principal amount of the Notes, including, but not limited to,
                Section 8.07 hereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

           Section 9.02 RELIANCE ON DOCUMENTS, OPINIONS, ETC. Except as otherwise provided in Section 9.01 hereof:

                (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders, pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by such exercise;

                (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, note or other paper or document, unless requested in writing to do so by the Holders of at least a majority in principal amount of the then outstanding Notes; provided that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

                (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys; provided that the Trustee shall not be liable for the conduct or acts of any such agent or attorney that shall have been appointed in accordance herewith with due care.

           Section 9.03 NO RESPONSIBILITY FOR RECITALS, ETC. The recitals contained herein and in the Notes (except in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with this Indenture.

           Section 9.04 TRUSTEE, AUTHENTICATING AGENT, PAYING AGENT OR REGISTRAR MAY OWN NOTES. The Trustee and any Authenticating Agent or paying agent in its individual or other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Authenticating Agent or paying agent.

           Section 9.05  MONEYS TO BE HELD IN TRUST.  Subject to Section
5.04 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee may allow and credit to the Company interest on any money received hereunder at such rate, if any, as may be agreed upon by the Company and the Trustee from time to time as may be permitted by law.

           Section 9.06 COMPENSATION AND EXPENSES OF TRUSTEE. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and agents, including any Authenticating Agents, and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability. The obligations of the Company under this Section 9.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of any particular Notes.

           Section 9.07 OFFICERS' CERTIFICATE AS EVIDENCE. Whenever in the administration of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to the taking, suffering or omitting of any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under this Indenture in reliance thereon.

           Section 9.08 CONFLICTING INTEREST OF TRUSTEE. The Trustee shall be subject to and shall comply with the provisions of Section 310(b) of the TIA. Nothing in this Indenture shall be deemed to prohibit the Trustee or the Company from making any application permitted pursuant to such section.

           Section 9.09 EXISTENCE AND ELIGIBILITY OF TRUSTEE. There shall at all times be a Trustee hereunder which Trustee shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof or of the District of Columbia having a combined capital and surplus of at least $50,000,000 and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authorities. Such corporation shall have its principal place of business in the City of Detroit, Michigan or the Borough of Manhattan, The City of New York, State of New York, if there be such a corporation in such location willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid authority, then for the purposes of this Section 9.09, the combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. No obligor upon the Notes or Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with this Section 9.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.10 hereof.

           Section 9.10  RESIGNATION OR REMOVAL OF TRUSTEE.

                (a) Pursuant to the provisions of this Article, the Trustee may at any time resign and be discharged of the trusts created by this Indenture by giving written notice to the Company specifying the day upon which such resignation shall take effect, and such resignation shall take effect immediately upon the later of the appointment of a successor trustee and such day.

                (b) Any Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with such Trustee and signed and acknowledged by the Holders of a majority in principal amount of the then outstanding Notes or by their attorneys in fact duly authorized.

                (c) So long as no Event of Default has occurred and is continuing, and no event has occurred and is continuing that, with the giving of notice or the lapse of time or both, would become an Event of Default, the Company may remove any Trustee upon written notice to the Holder of each Note outstanding and the Trustee and appoint a successor Trustee meeting the requirements of Section 9.09. The Company or the successor Trustee shall give notice to the Holders, in the manner provided in Section 15.10, of such removal and appointment within 30 days of such removal and appointment.

                (d) If at any time (i) the Trustee shall cease to be eligible in accordance with Section 9.09 hereof and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, (ii) the Trustee shall fail to comply with Section 9.08 hereof after written request therefor by the Company or any such Holder, or (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee and either:

                     (1) signed by the President or any Vice President of the Company and attested by the Secretary or an Assistant Secretary of the Company; or

                     (2) signed and acknowledged by the Holders of a majority in principal amount of outstanding Notes or by their attorneys in fact duly authorized.

                (e) Any resignation or removal of the Trustee shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.11 hereof.

           Section 9.11  APPOINTMENT OF SUCCESSOR TRUSTEE.

                (a) If at any time the Trustee shall resign or be removed, the Company, by a Board Resolution, shall promptly appoint a successor Trustee.

                (b) The Company shall provide written notice of its appointment of a Successor Trustee to the Holder of each Note outstanding following any such appointment.

                (c) If no appointment of a successor Trustee shall be made pursuant to Section 9.11(a) hereof within 60 days after appointment shall be required, any Noteholder or the resigning Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

                (d) Any Trustee appointed under this Section 9.11 as a successor Trustee shall be a bank or trust company eligible under Section
9.09 hereof and qualified under Section 9.08 hereof.

           Section 9.12  ACCEPTANCE BY SUCCESSOR TRUSTEE.

                (a)  Any successor Trustee appointed as provided in
Section 9.11 hereof shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to
Section 9.06 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act, including all right, title, and interest in the Senior Note First Mortgage Bonds. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section 9.06 hereof.

                (b) No successor Trustee shall accept appointment as provided in this Section 9.12 unless at the time of such acceptance such successor Trustee shall be qualified under Section 9.08 hereof and eligible under Section 9.09 hereof.

                (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 9.12, the successor Trustee shall mail notice of its succession hereunder to all Holders of Notes as the names and addresses of such Holders appear on the registry books.

           Section 9.13  SUCCESSION BY MERGER, ETC.

                (a) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be otherwise qualified and eligible under this Article.

                (b) If at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificates of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

           Section 9.14 LIMITATIONS ON RIGHTS OF TRUSTEE AS A CREDITOR. The Trustee shall be subject to, and shall comply with, the provisions of
Section 311 of the TIA.

           Section 9.15  AUTHENTICATING AGENT.

                (a) There may be one or more Authenticating Agents appointed by the Trustee with the written consent of the Company, with power to act on its behalf and subject to the direction of the Trustee in the authentication and delivery of Notes in connection with transfers and exchanges under Sections 2.06, 2.07, 2.08, 2.13, 3.03, and 13.04 hereof, as fully to all intents and purposes as though such Authenticating Agents had been expressly authorized by those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by any Authenticating Agent pursuant to this Section
9.15 shall be deemed to be the authentication and delivery of such Notes "by the Trustee." Any such Authenticating Agent shall be a bank or trust company or other Person of the character and qualifications set forth in
Section 9.09 hereof.

                (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 9.15, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

                (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 9.15, the Trustee may, with the written consent of the Company, appoint a successor Authenticating Agent, and upon so doing shall give written notice of such appointment to the Company and shall mail, in the manner provided in Section 15.10, notice of such appointment to the Holders of Notes.

                (d) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with Section 9.06 hereof.

                (e)  Sections 9.02, 9.03, 9.06, 9.07 and 9.09 hereof shall be applicable to any Authenticating Agent.


                                 ARTICLE X

                        CONCERNING THE NOTEHOLDERS

           Section 10.01 ACTION BY NOTEHOLDERS. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action, the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Noteholders in person or by agent or proxy appointed in writing, (b) by the record of such Noteholders voting in favor thereof at any meeting of Noteholders duly called and held in accordance with Article XI hereof, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders.

           Section 10.02    PROOF OF EXECUTION BY NOTEHOLDERS.

                (a) Subject to Sections 9.01, 9.02 and 11.05 hereof, proof of the execution of any instruments by a Noteholder or the agent or proxy for such Noteholder shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be proved by the register for the Notes maintained by the Trustee.

                (b) The record of any Noteholders' meeting shall be proven in the manner provided in Section 11.06 hereof.

           Section 10.03 PERSONS DEEMED ABSOLUTE OWNERS. Subject to Sections 2.04(f) and 10.01 hereof, the Company, the Trustee, any paying agent and any Authenticating Agent shall deem the person in whose name any Note shall be registered upon the register for the Notes to be, and shall treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue) for the purpose of receiving payment of or on account of the principal and premium, if any, and interest on such Note, and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon any such Note to the extent of the sum or sums so paid.

           Section 10.04 COMPANY-OWNED NOTES DISREGARDED. In determining whether the Holders of the requisite aggregate principal amount of outstanding Notes have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith to third parties may be regarded as outstanding for the purposes of this Section 10.04 if the pledgee shall establish the pledgee's right to take action with respect to such Notes and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, the Trustee may rely upon an Opinion of Counsel and an Officers' Certificate to establish the foregoing.

           Section 10.05 REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND. Except as may be otherwise required in the case of a Global Note by the applicable rules and regulations of the Depositary, at any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note, which has been included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at the corporate trust office of the Trustee and upon proof of ownership as provided in Section 10.02(a) hereof, revoke such action so far as it concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange, substitution or upon registration of transfer therefor, irrespective of whether or not any notation thereof is made upon such Note or such other Notes.

           Section 10.06 RECORD DATE FOR NOTEHOLDER ACTS. If the Company shall solicit from the Noteholders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after the record date, but only the Noteholders of record at the close of business on the record date shall be deemed to be Noteholders for the purpose of determining whether Holders of the requisite aggregate principal amount of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Notes shall be computed as of the record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other act by the Noteholders on the record date shall be deemed effective unless it shall become effective pursuant to this Indenture not later than six months after the record date. Any such record date shall be at least 30 days prior to the date of the solicitation to the Noteholders by the Company.


                                ARTICLE XI

                           NOTEHOLDERS' MEETING

           Section 11.01 PURPOSES OF MEETINGS. A meeting of Noteholders may be called at any time and from time to time pursuant to this Article XI for any of the following purposes:

                (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to Article XIII;

                (b)  to remove the Trustee pursuant to Article IX;

                (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 13.02 hereof; or

                (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes, as the case may be, under any other provision of this Indenture or under applicable law.

           Section 11.02 CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Holders of Notes to take any action specified in Section 11.01 hereof, to be held at such time and at such place as the Trustee shall determine. Notice of every such meeting of Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of the Notes that may be affected by the action proposed to be taken at such meeting in the manner provided in Section 15.10 hereof. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for such meeting.

           Section 11.03 CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS. If at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section
11.01 hereof, by giving notice thereof as provided in Section 11.02 hereof.

           Section 11.04 QUALIFICATIONS FOR VOTING. To be entitled to vote at any meetings of Noteholders a Person shall (a) be a Holder of one or more Notes affected by the action proposed to be taken or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives (including employees) of the Trustee and its counsel and any representatives (including employees) of the Company and its counsel.

           Section 11.05 REGULATIONS.

                (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Noteholders as provided in Section
11.03 hereof, in which case the Company or Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting.

                (c) Subject to Section 10.04 hereof, at any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by such Noteholder; provided that no vote shall be cast or counted at any meeting in respect of any Note determined to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by such chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Noteholders. At any meeting of Noteholders duly called pursuant to Section 11.02 or 11.03 hereof, the presence of persons holding or representing Notes in an aggregate principal amount sufficient to take action on any business for the transaction for which such meeting was called shall constitute a quorum. Any meeting of Noteholders duly called pursuant to Section 11.02 or 11.03 hereof may be adjourned from time to time by the Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

           Section 11.06 VOTING. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the principal amount of Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of such meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.02 hereof. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee and the Trustee shall have the ballots taken at the meeting attached to such duplicate. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

           Section 11.07 RIGHTS OF TRUSTEE OR NOTEHOLDERS NOT DELAYED. Nothing in this Article XI shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Notes under any of the provisions of this Indenture or of the Notes.


                                ARTICLE XII

            CONSOLIDATION, MERGER, SALE, TRANSFER OR CONVEYANCE

           Section 12.01 COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other corporation or sell, or otherwise dispose of its properties as or substantially as an entirety to any Person unless the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article XII and that all conditions precedent herein provided for have been complied with, and the corporation formed by such consolidation or into which the Company is merged or the Person which receives such properties pursuant to such sale, transfer or other disposition (a) shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (b) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and premium and interest on all of the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and (c) if such consolidation, merger, sale, transfer or other disposition occurs prior to the Release Date, shall expressly assume, by an indenture supplemental to the First Mortgage, executed and delivered to the Mortgage Trustee, the due and punctual payment of the principal of and premium and interest on all of the Senior Note First Mortgage Bonds and the performance of every covenant of the First Mortgage on the part of the Company to be performed or observed.

     Anything in this Indenture to the contrary notwithstanding, the conveyance or other transfer by the Company of (a) all or any portion of its facilities for the generation of electric energy, (b) all of its facilities for the transmission of electric energy or (c) all of its facilities for the distribution of natural gas, in each case considered alone or in any combination with properties described in any other clause, shall in no event be deemed to constitute a conveyance or other transfer of all the properties of the Company, as or substantially as an entirety. The character of particular facilities shall be determined in accordance with the Uniform System of Accounts prescribed for public utilities and licensees subject to the Federal Power Act, as amended, to the extent applicable.

           Section 12.02 SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger, or any sale, transfer or other disposition of the properties of the Company substantially as an entirety in accordance with
Section 12.01 hereof, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale, transfer or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and the Company shall be released from all obligations hereunder.


                               ARTICLE XIII

                          SUPPLEMENTAL INDENTURES

           Section 13.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
NOTEHOLDERS.

                (a) The Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                     (1) to make such provision in regard to matters or questions arising under this Indenture as may be necessary or desirable, and not inconsistent with this Indenture or prejudicial to the interests of the Holders in any material respect, for the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision;

                     (2) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Note outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to Notes issued after the effective date of such change or elimination;

                     (3)    to establish the form of Notes as permitted by
                Section 2.01 hereof or to establish or reflect any terms of any Note determined pursuant to Section 2.05 hereof;

                     (4)    to evidence the succession of another
                corporation to the Company as permitted hereunder, and the assumption by any such successor of the covenants of the Company herein and in the Notes;

                     (5) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

                     (6) to permit the Trustee to comply with any duties imposed upon it by law;

                     (7)    to specify further the duties and
                responsibilities of, and to define further the relationships among the Trustee, any Authenticating Agent and any paying agent;

                     (8) to add to the covenants of the Company for the benefit of the Holders of one or more series of Notes, to add to the security for the Notes, to surrender a right or power conferred on the Company herein or to add any Event of Default with respect to one or more series of Notes;

                     (9) to add provisions permitting the Company to be released with respect to one or more series of outstanding Notes from its obligations under Sections 6.07, 6.08 and/or Article XII (and providing that no Event of Default shall be deemed to have occurred as a result of the Company's noncompliance with such obligations) if the Company makes the deposit of cash and/or U.S. Government obligations with respect to such series of Notes required by Section 5.01 and otherwise complies with the requirements of such Section (except that the opinion of counsel referred to in Section 5.01(a)(3) need not be based on an External Tax Pronouncement);

                     (10)   to comply with the Company's obligations under
                Section 6.07; and
                     (11)   to make any other change that is not
                prejudicial to the Holders in any material respect.

                (b) The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                (c)  Any supplemental indenture authorized by this Section
13.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 13.02 hereof.

           Section 13.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF
NOTEHOLDERS.

                (a)  With the consent (evidenced as provided in Section
10.01 hereof) of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Noteholders; provided that no such supplemental indenture shall:

                     (1) change the maturity date of any Note, or reduce the rate (or change the method of calculation thereof) or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or change the coin or currency in which the principal of any Note or any premium or interest thereon is payable, or change the date on which any Note may be redeemed or adversely affect the rights of the Noteholders to institute suit for the enforcement of any payment of principal of or any premium or interest on any Note, or impair the interest hereunder of the Trustee in the Senior Note First Mortgage Bonds, or prior to the Release Date, reduce the principal amount of any series of Senior Note First Mortgage Bonds to an amount less than the principal amount of the Related Series of Notes or alter the payment provisions of such Senior Note First Mortgage Bonds in a manner adverse to the Holders of the Notes, in each case without the consent of the Holder of each Note so affected; or

                     (2) modify this Section 13.02(a) or reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture or to reduce the percentage of Notes, the Holders of which are required to waive Events of Default, in each case, without the consent of the Holders of all of the Notes then outstanding.

                (b) Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                (c) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture (or any supplemental indenture) which has expressly been included solely for the benefit of one or more series of Notes, or which modifies the rights of the Holders of Notes of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series.

                (d) It shall not be necessary for the consent of the Holders of Notes under this Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                (e) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section 13.02, the Trustee shall give notice in the manner provided in Section 15.10 hereof, setting forth in general terms the substance of such supplemental indenture, to all Noteholders. Any failure of the Trustee to give such notice or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

           Section 13.03 COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed pursuant to this Article XIII shall comply with the TIA. Upon the execution of any supplemental indenture pursuant to this Article XIII, the Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

           Section 13.04 NOTATION ON NOTES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XIII may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as approved by the Trustee and the Board of Directors with respect to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding.

           Section 13.05 EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE. The Trustee, subject to Sections 9.01 and 9.02 hereof, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XIII.


                                ARTICLE XIV

                        IMMUNITY OF INCORPORATORS,
                   STOCKHOLDERS, OFFICERS AND DIRECTORS

           Section 14.01 INDENTURE AND NOTES SOLELY CORPORATE
OBLIGATIONS. No recourse for the payment of the principal of or any premium or interest on any Note or any Senior Note First Mortgage Bond, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture, the First Mortgage or in any supplemental indenture, or in any Note or in any Senior Note First Mortgage Bond, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes.


                                ARTICLE XV

                         MISCELLANEOUS PROVISIONS

           Section 15.01 PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements made by the Company in this Indenture shall bind its successors and assigns whether so expressed or not.

           Section 15.02 OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

           Section 15.03 NOTICES. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Noteholders on the Company may be given or served by being deposited postage prepaid in a post office letter box addressed (until another address is filed by the Company with the Trustee) at the principal executive offices of the Company, to the attention of the Secretary. Any notice, direction, request or demand by any Noteholder, the Company or the Mortgage Trustee to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the corporate trust office of the Trustee, Attention:
Corporate Trust Department.

           Section 15.04 GOVERNING LAW. This Indenture and each Note shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of Michigan, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

           Section 15.05 EVIDENCE OF COMPLIANCE WITH CONDITIONS
PRECEDENT.

                (a) Upon any application or demand by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates delivered pursuant to Section 6.06 hereof) shall include (1) a statement that each Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

                (c) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                (d) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel delivered under the Indenture may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion of representations with respect to such matters are erroneous. Any opinion of counsel delivered hereunder may contain standard exceptions and qualifications reasonably satisfactory to the Trustee.

                (e) Any certificate, statement or opinion of any officer of the Company, or of counsel, may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an independent public accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinions or representations with respect to the accounting matters upon which the certificate, statement or opinion of such officer or counsel may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

                (f) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

           Section 15.06 BUSINESS DAYS. Unless otherwise provided pursuant to Section 2.05(c) hereof, in any case where the date of maturity of the principal of or any premium or interest on any Note or the date fixed for redemption of any Note is not a Business Day, then payment of such principal or any premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal or premium of the Note is required to be paid.

           Section 15.07 TRUST INDENTURE ACT TO CONTROL. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by the TIA, such required provision of the TIA shall govern.

           Section 15.08 TABLE OF CONTENTS, HEADINGS, ETC. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

           Section 15.09 EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

           Section 15.10 MANNER OF MAILING NOTICE TO NOTEHOLDERS.

                (a) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or the Company to or on the Holders of Notes, as the case may be, shall be given or served by first-class mail, postage prepaid, addressed to the Holders of such Notes at their last addresses as the same appear on the register for the Notes referred to in Section 2.06, and any such notice shall be deemed to be given or served by being deposited in a post office letter box in the form and manner provided in this Section 15.10. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice to any Holder by mail, then such notification to such Holder as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                (b) The Company shall also provide any notices required under this Indenture by publication, but only to the extent that such publication is required by the TIA, the rules and regulations of the Commission or any securities exchange upon which any series of Notes is listed.

           Section 15.11 APPROVAL BY TRUSTEE OF EXPERT OR COUNSEL. Wherever the Trustee is required to approve an Expert or counsel who is to furnish evidence of compliance with conditions precedent in this Indenture, such approval by the Trustee shall be deemed to have been given upon the taking of any action by the Trustee pursuant to and in accordance with the certificate or opinion so furnished by such Expert or counsel.

           IN WITNESS WHEREOF, CONSUMERS ENERGY COMPANY has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and attested by its Special Counsel, and THE CHASE MANHATTAN BANK has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and attested by one of its Vice Presidents, as of the day and year first written above.

                                   CONSUMERS ENERGY COMPANY


                                   By  /s/ A.M. Wright
                                       ____________________________
                                         Name:

ATTEST:

/s/ Michael D. Van Hemert
_____________________________


                                   THE CHASE MANHATTAN BANK,
                                     AS TRUSTEE


                                   By  /s/ Glenn G. McKeever
                                       ______________________________
                                       Name:  Glenn G. McKeever
                                              Vice President
ATTEST:

/s/ Andrew M. Deck
______________________________
    Andrew M. Deck
    Vice President

State of Michigan    )
                     )ss:
County of Wayne     )


           On the 13th day of February, 1998, before me personally came ALAN M. WRIGHT, to me known, who, being by me duly sworn, did depose and say that he resides in Ann Arbor, Michigan; that he is Senior Vice President and Chief Financial Officer of Consumers Energy Company, a Michigan corporation, and which executed the foregoing Indenture that he knows the seal of said corporation; that the seal affixed to said Indenture is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



/s/ Sherry Ann White
____________________________________
Sherry Ann White
Notary Public
Wayne County, Michigan
My Commission Expires: March 7, 2002

                                 EXHIBIT A

                            FORM OF GLOBAL NOTE
                           PRIOR TO RELEASE DATE
REGISTERED                                                  REGISTERED

       THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE
DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         CONSUMERS ENERGY COMPANY
                   SENIOR NOTE, __% DUE ______ SERIES __

CUSIP:                              NUMBER:

ORIGINAL ISSUE DATE:                PRINCIPAL AMOUNT:

INTEREST RATE:                      MATURITY DATE:

       CONSUMERS ENERGY COMPANY, a corporation of the State of Michigan (the "COMPANY"), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of
                                                                  DOLLARS
on the Maturity Date set forth above, and to pay interest thereon from or from the most recent Interest Payment
Date to which interest has been paid or duly provided for, semiannually in
arrears on the                and               in each year, commencing
on the first such Interest Payment Date succeeding
                  , at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record
Date for such interest, which shall be the                 or
 , as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this
Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date.

       This Global Note is a global security in respect of a duly authorized issue of Senior Notes, __% Due _____, Series __ (the "NOTES OF THIS SERIES", which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of February 1, 1998, between the Company and The Chase Manhattan Bank, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series and any other outstanding series of Notes. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note has been issued in respect of the series designated on the first page hereof,
limited in aggregate principal amount to $             .

       Prior to the Release Date (as hereinafter defined), the Notes will be secured by first mortgage bonds (the "SENIOR NOTE FIRST MORTGAGE BONDS") delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the Indenture, dated as of September 1, 1945, from the Company to The Chase Manhattan Bank, as successor trustee to City Bank Farmers Trust Company (the "MORTGAGE TRUSTEE"), as supplemented and modified (collectively, the "FIRST MORTGAGE"). Reference is made to the First Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Senior Note First Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and the rights of the holders of first mortgage bonds, under the First Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

       From and after such time as all first mortgage bonds (other than Senior Note First Mortgage Bonds) issued under the First Mortgage have been retired through payment, redemption or otherwise at, before or after the maturity thereof (the "Release Date"), the Senior Note First Mortgage Bonds shall cease to secure the Notes in any manner. In certain circumstances prior to the Release Date as provided in the Indenture, the Company is permitted to reduce the aggregate principal amount of a series of Senior Note First Mortgage Bonds held by the Trustee, but in no event prior to the Release Date to amount less than the aggregate outstanding principal amount of the series of Notes initially issued contemporaneously with such Senior Note First Mortgage Bonds.

       Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note or Global Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note or Global Note, as the case may be.

       [Insert redemption provisions, if any]

       Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or date on which the principal of this Global Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global
Note is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Note is required to be paid.

       The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

       If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee shall demand the redemption of the Senior Note First Mortgage Bonds to the extent provided in the Indenture.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

       As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

       No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

       As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

       The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Michigan.

       Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       All terms used in this Global Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.
       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    CONSUMERS ENERGY COMPANY

Dated:                              By:______________________________

                                    Title:___________________________

                                    Attest:__________________________

                                    Title:___________________________

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, As Trustee

By:______________________________
       Authorized Officer

                               ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT
                                         MIN ACT - _____ Custodian ______
                                                   (Cust)          (Minor)

TEN ENT -- as tenants by the
entireties                               Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right
 of survivorship and not as tenants in
 common
                                   ____________________
                                          State

                Additional abbreviations may also be used
                       though not in the above list.
                           ____________________

            FOR VALUE RECEIVED the undersigned hereby sell(s),
                      assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
                Please print or typewrite name and address
                   including postal zip code of assignee

_________________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer
said note on the books of the Company, with full power of substitution in the premises.

Dated:   ______________________

                                   NOTICE:  The signature to this
                                   assignment must correspond with the
                                   name as written upon the face of the
                                   within instrument in every particular,
                                   without alteration or enlargement or
                                   any change whatever.

                                 EXHIBIT B

                               FORM OF NOTE
                           PRIOR TO RELEASE DATE
REGISTERED                                                      REGISTERED

                         CONSUMERS ENERGY COMPANY
                   SENIOR NOTE, __% DUE _____, SERIES __

CUSIP:                             PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:               MATURITY DATE:

INTEREST RATE:                     NUMBER:

       CONSUMERS ENERGY COMPANY, a corporation of the State of Michigan (the "COMPANY"), for value received hereby promises to pay to or registered assigns, the principal sum of

                                                                   DOLLARS

on the Maturity Date set forth above, and to pay interest thereon from or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on
and                      in each year, commencing on the first such
Interest Payment Date succeeding                             , at the per
annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this
Note is registered at the close of business on the Regular Record Date for
such interest, which shall be the                     or
 , as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any Note of this Series, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, further, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days nor fewer than ten days prior to such Special Record Date. Principal, applicable premium and interest due at the maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent in the Borough of Manhattan, the City and State of New York. Interest on this Note (other than interest payable at maturity) shall be paid by check in clearinghouse funds to the Holder as its name appears on the register; provided that if the Trustee receives a written request from any Holder of Notes (as defined below), the aggregate principal amount of all of which having the same Interest Payment Date as this Note equals or exceeds $10,000,000, on or prior to the applicable Regular Record Date, interest on this Note shall be paid by wire transfer of immediately available funds to a bank within the continental United States designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

       REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

       Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                   CONSUMERS ENERGY COMPANY

Dated:                             By: ____________________________

                                   Title:__________________________

                                   Attest:_________________________

                                   Title:__________________________

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, As Trustee

By:_____________________________________
       Authorized Officer

                         [FORM OF REVERSE OF NOTE]
       CONSUMERS ENERGY COMPANY SENIOR NOTE, __% DUE ____, SERIES __

       This Note is one of a duly authorized issue of Senior Notes, __% Due ____, Series __ (the "NOTES OF THIS SERIES") of the Company issued and to be issued under an Indenture dated as of February 1, 1998 between the Company and The Chase Manhattan Bank, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series and any other outstanding series of Notes. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $
 .

       Prior to the Release Date (as hereinafter defined), the Notes will be secured by first mortgage bonds (the "SENIOR NOTE FIRST MORTGAGE BONDS") delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the Trust Indenture, dated as of September 1, 1945, from the Company to The Chase Manhattan Bank, as successor trustee to City Bank Farmers Trust Company (the "MORTGAGE TRUSTEE"), as supplemented and modified (collectively, the "FIRST MORTGAGE"). Reference is made to the First Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Senior Note First Mortgage Bonds, the property mortgaged and pledged, the nature and extent of the security and the rights of the holders of first mortgage bonds, under the First Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

       From and after such time as all first mortgage bonds (other than Senior Note First Mortgage Bonds) issued under the First Mortgage have been retired through payment, redemption or otherwise at, before or after the maturity thereof (the "Release Date"), the Senior Note First Mortgage Bonds shall cease to secure the notes in any manner. In certain circumstances prior to the Release Date as provided in the Indenture, the Company is permitted to reduce the aggregate principal amount of a series of Senior Note First Mortgage Bonds held by the Trustee, but in no event prior to the Release Date to amount less than the aggregate outstanding principal amount of the series of Notes initially issued contemporaneously with such Senior Note First Mortgage Bonds.

       [Insert redemption provisions, if any]

       Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the date on which the principal of this Note is required to paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the date on which the principal of this Note is required to be paid, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Note is required to be paid.

       The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

       If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee shall demand the redemption of the Senior Note First Mortgage Bonds to the extent provided in the Indenture.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

       As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

       No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the Borough of Manhattan, the City and State of New York, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of this Series of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

       The Notes of this Series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this Series are exchangeable for a like aggregate principal amount of Notes of this Series of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

       No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Michigan.

       All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                               ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT
                                        MIN ACT -_____ Custodian ______
                                                 (Cust)          (Minor)

TEN ENT -- as tenants by the
entireties                               Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right
 of survivorship and not as tenants in
 common                                  ________________________________
                                                        State


                Additional abbreviations may also be used
                       though not in the above list.
                           ____________________

            FOR VALUE RECEIVED the undersigned hereby sell(s),
                      assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________

                Please print or typewrite name and address
                   including postal zip code of assignee

_________________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer
said note on the books of the Company, with full power of substitution in the premises.


Dated:   ______________________


                                         NOTICE:  The signature to this
                                         assignment must correspond with
                                         the name as written upon the face
                                         of the within instrument in every
                                         particular, without alteration or
                                         enlargement or any change
                                         whatever.

                                 EXHIBIT C
                FORM OF GLOBAL NOTE FOLLOWING RELEASE DATE
REGISTERED                                                REGISTERED

        THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         CONSUMERS ENERGY COMPANY
                   SENIOR NOTE, __% DUE ____, SERIES __

CUSIP:                           NUMBER:

ORIGINAL ISSUE DATE:             PRINCIPAL AMOUNT:

INTEREST RATE:                   MATURITY DATE:

        CONSUMERS ENERGY COMPANY, a corporation of the State of Michigan (the "COMPANY"), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of
                                                                  DOLLARS
on the Maturity Date set forth above, and to pay interest thereon or from the most recent Interest Payment Date
to which interest has been paid or duly provided for, semiannually in
arrears on the                  and                 in each year,
commencing on the first such Interest Payment Date succeeding
                          , at the per annum Interest Rate set forth
above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular
Record Date for such interest, which shall be the                  or
           , as the case may be, next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date.

        This Global Note is a global security in respect of a duly authorized issue of Senior Notes, __% Due ____, Series __(the "NOTES OF THIS SERIES", which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of February 1, 1998 between the Company and The Chase Manhattan Bank, as trustee (herein called the "TRUSTEE", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series and any other outstanding series of Notes. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note has been issued in respect of the series designated on the first page
hereof, limited in aggregate principal amount to $        .

        Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date. Each Note or Global Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date of such transferred, exchanged or substituted Note or Global Note, as the case may be.

        [Insert redemption provisions, if any]

        Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In any case where any Interest Payment Date or date on which the principal of this Global
Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Note is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global
Note is required to be paid.

        The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

        If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

        As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

        No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

        As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

        The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Michigan.

        Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        All terms used in this Global Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                         CONSUMERS ENERGY COMPANY

Dated:                                   By: ___________________________

                                         Title: ________________________

                                         Attest: _______________________

                                         Title: ________________________

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This Note is one of the Notes of
the series herein designated,
described or provided for in the
within-mentioned Indenture.

THE CHASE MANHATTAN BANK, As Trustee

By: ________________________________
        Authorized Officer

                               ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT
                                         MIN ACT -_____ Custodian ______
                                                  (Cust)          (Minor)
TEN ENT -- as tenants by the
entireties                               Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right
 of survivorship and not as tenants in
 common                                  _______________________________
                                                       State

                Additional abbreviations may also be used
                       though not in the above list.
                           ____________________

            FOR VALUE RECEIVED the undersigned hereby sell(s),
                      assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________

                Please print or typewrite name and address
                   including postal zip code of assignee

______________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer
said note on the books of the Company, with full power of substitution in the premises.

Dated:   ______________________



                                 NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                 EXHIBIT D
                    FORM OF NOTE FOLLOWING RELEASE DATE
REGISTERED                                                REGISTERED
                         CONSUMERS ENERGY COMPANY
                   SENIOR NOTE, __% DUE ____, SERIES __

CUSIP:                           PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:             MATURITY DATE:

INTEREST RATE:                   NUMBER:

        CONSUMERS ENERGY COMPANY, a corporation of the State of Michigan (the "COMPANY"), for value received hereby promises to pay to or registered assigns, the principal sum of

                                                                  DOLLARS

on the Maturity Date set forth above, and to pay interest thereon from or from the most recent date to which interest
has been paid or duly provided for, semiannually in arrears on
   and            in each year, commencing on the first such Interest
Payment Date succeeding                                , at the per annum
Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such
interest, which shall be the             or               , as the case
may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days nor fewer than ten days prior to such Special Record Date. Principal, applicable premium and interest due at the maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent in the Borough of Manhattan, the City and State of New York. Interest on this Note (other than interest payable at maturity) shall be paid by check in clearinghouse funds to the Holder as its name appears on the register; provided, that if the Trustee receives a written request from any Holder of Notes (as defined below), the aggregate principal amount of all of which having the same Interest Payment Date as this Note equals or exceeds $10,000,000, on or prior to the applicable Regular Record Date, interest on the Note shall be paid by wire transfer of immediately available funds to a bank within the continental United States (designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

        REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

        Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
                                         CONSUMERS ENERGY COMPANY

Dated:                                   By: _____________________________

                                         Title:___________________________

                                         Attest: _________________________

                                         Title:   ________________________

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, As Trustee

By:__________________________________
        Authorized Officer

                         [FORM OF REVERSE OF NOTE]
                         CONSUMERS ENERGY COMPANY
                   SENIOR NOTE, __% DUE ____, SERIES __

        This Note is one of a duly authorized issue of Senior Notes, __% Due ____, Series __ Series (the "NOTES OF THIS SERIES") of the Company issued and to be issued under an Indenture dated as of February 1, 1998, between the Company and The Chase Manhattan Bank, as trustee (herein called the "TRUSTEE", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series and any other outstanding series of Notes. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to
$          .

        [Insert redemption provisions, if any]

        [If less than all of this Note is to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the particular portion of this Note to be redeemed.] Notice of redemption shall be given by mail not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holder of this Note, all as provided in the Indenture. On and after the date fixed for redemption (unless the Company shall default in the payment of this Note or a portion hereof to be redeemed at the applicable redemption price), interest on this Note or a portion hereof so called for redemption shall cease to accrue.

        Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In any case where any Interest Payment Date or the date on which the principal of this Note is required to paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the date on which the principal of this Note is required to be paid, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Note is required to be paid.

        The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

        If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

        As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

        No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the Borough of Manhattan, the City and State of New York, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of this Series of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

        The Notes of this Series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this Series are exchangeable for a like aggregate principal amount of Notes of this Series of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Michigan.

        All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                               ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT
                                         MIN ACT -_____ Custodian ______
                                                  (Cust)          (Minor)

TEN ENT -- as tenants by the
entireties                               Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right
 of survivorship and not as tenants in
 common                                  _____________________________
                                                     State


                Additional abbreviations may also be used
                       though not in the above list.
                           ____________________

            FOR VALUE RECEIVED the undersigned hereby sell(s),
                      assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________

                Please print or typewrite name and address
                   including postal zip code of assignee
______________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer
said note on the books of the Company, with full power of substitution in the premises.

Dated:   ______________________

                                         NOTICE:  The signature to this
                                         assignment must correspond with
                                         the name as written upon the face
                                         of the within instrument in every
                                         particular, without alteration or
                                         enlargement or any change
                                         whatever.

                                 EXHIBIT E

                      Modifications of First Mortgage




        The deletion from the First Mortgage of Section 7.07 thereof (other than the first paragraph of such Section) and all references thereto and the amendment of Section 4.01 of the First Mortgage to add thereto a new paragraph reading as follows:

        Notwithstanding any other provision of this Indenture, to the extent that net property additions have been taken as a credit to satisfy any maintenance and replacement requirements hereunder which maintenance and replacement requirements shall no longer be in effect, such net property additions may again be used for any other purpose hereunder, as if the same had never been so taken as a credit to satisfy such maintenance and replacement requirements and irrespective of the date or dates such net property additions were made, acquired, constructed or erected.

        The deletion from the First Mortgage of any provisions added by supplemental indentures for the establishment of sinking funds or improvement funds ("S&I Funds") and all references thereto (to the extent such deletions may be made pursuant to the vote or consent of holders of First Mortgage Bonds other than those of the series so established) and the amendment of Section 4.01 of the First Mortgage to add thereto a new paragraph reading as follows:

                Notwithstanding any other provision of this Indenture, to the extent that net property additions have been applied to satisfy any sinking fund or improvement fund requirements hereunder which sinking or improvement fund shall no longer be in effect, such net property additions may again be used for any other purpose hereunder, as if the same had never been so applied to satisfy such sinking or improvement fund requirements and irrespective of the date or dates such net property additions were made, acquired, constructed or erected.

        The deletion from the First Mortgage of Sections 7.15 and 7.16 thereof and all references thereto.

                         (a)  The modification of Section 4.01 of the
                First Mortgage by changing the percentage set forth in the first sentence thereto from "sixty per centum (60%)" to "seventy per centum (70%)";

                         (b)  The modification of any provisions
                establishing S&I Funds (to the extent not otherwise eliminated) by permitting the requirements thereof to be satisfied by the application of net property additions in an amount equal to 70% of such additions instead of 60%; and

                         (c)  The modification of Section 7.05 of the
                First Mortgage by changing the percentage set forth in the first sentence thereof from "sixty per centum (60%)" to "seventy per centum (70%)";

        The deletion from the First Mortgage of Section 1.03 thereof and all references thereto and to the requirements that the Company deliver a net earnings certificate for any purpose under the First Mortgage.

        The modification of Section 7.06 of the First Mortgage by changing the dollar figure in the first sentence thereof from "$50,000" to "the greater of (i) $5,000,000 and (ii) three per centum (3%) of the aggregate principal amount of bonds then outstanding hereunder", and to make a correlative modification to the fourth paragraph of such Section.

        The modification of subsection (1) of Section 10.02 of the First Mortgage by (i) deleting the proviso at the end of such subsection, (ii) deleting the word "and" immediately before clause
        (c) of such subsection; and (iii) adding the following in place of such deleted proviso:

                         ; and (d) any property, the fair value of which
                shall be stated in an engineer's certificate delivered to the Trustee, which property, as stated in such engineer's certificate, is deemed by the Company to be desirable to be released; provided that (i) the aggregate fair value of all property released pursuant to this clause (d) in any calendar year shall not exceed an amount equal to the greater of (x) $5,000,0000 and (y) three per centum (3%) of the aggregate principal amount of bonds then outstanding hereunder; (ii) said engineer's certificate shall also state that such release will not impair the security under this Indenture in contravention of the provisions thereof; and (iii) the consideration, if any, received by the Company upon the sale or disposition of any property so released shall be retained by the Company without any obligation to deposit the same with the Trustee in compliance with any other provision of this
                Article X.

        The modification of clause (b) of subsection (3) of Section 10.03 of the First Mortgage by (i) changing the percentage set forth therein from "sixty per centum (60%)" to "seventy per centum (70%)", and (ii) deleting the further proviso which ends such clause.

        9. The modification of Section 9.05 of the First Mortgage by deleting the following language from the end of the first sentence of such section: ", or not exceeding one hundred ten per centum (110%) of the principal of bonds not so redeemable, plus accrued interest".